                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             REHABCARE GROUP, INC.
               (Name of Registrant as Specified in Its Charter)

     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total Fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                                              [RehabCare logo]


                            7733 FORSYTH BOULEVARD
                                  SUITE 2300
                           ST. LOUIS, MISSOURI 63105


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                APRIL 29, 2008

Dear Stockholder:


The officers and directors of RehabCare Group, Inc. (the "Company") cordially invite you to attend the annual meeting of stockholders to be held at the Pierre Laclede Center, Second Floor, 7733 Forsyth Boulevard, St. Louis, Missouri 63105, on April 29, 2008 at 8:30 a.m., Central Daylight Savings Time, for the following purposes:

    1. To elect eight directors to hold office until the next annual meeting or until their successors shall have been duly elected or appointed and qualified;

    2. To ratify the appointment of KPMG LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2008; and

    3. To transact any and all other business that may properly come before the annual meeting or any adjournment thereof.

The Board of Directors encourages you to vote FOR items 1 and 2. Only stockholders of record at the close of business on March 3, 2008, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

Your vote is important. You may vote by telephone, over the internet, or by dating, signing and returning the enclosed proxy card in the envelope provided so that your shares are represented. Voting by any other means will not affect your right to vote in person should you later decide to attend the annual meeting.

Sincerely,


Patricia S. Williams
Senior Vice President & General Counsel




March 31, 2008

                                                              [RehabCare logo]


                            7733 FORSYTH BOULEVARD
                                  SUITE 2300
                           ST. LOUIS, MISSOURI 63105


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 29, 2008


                               -----------------


                              GENERAL INFORMATION

                  This proxy statement is furnished to the stockholders of RehabCare Group, Inc. in connection with our solicitation of proxies for use at the annual meeting of stockholders to be held at the Pierre Laclede Center, 7733 Forsyth Boulevard, Second Floor, St. Louis, Missouri 63105, on April 29, 2008 at 8:30 a.m., local time, and at all adjournments thereof, for the purposes set forth in the preceding notice of annual meeting of stockholders.

                  This proxy statement, the notice of annual meeting and the accompanying proxy card were first mailed to our stockholders on or about March 31, 2008.

                  The proxy set forth on the accompanying proxy card is being solicited by our Board of Directors. All proxies will be voted in accordance with the instructions contained in the proxy. If no direction is specified in the proxy, executed proxies will be voted for the election of the eight directors nominated by our Board of Directors in Proposal I and in favor of the ratification of KPMG LLP as our independent registered public accounting firm in Proposal II. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy card with our corporate secretary at our principal offices or by attending the annual meeting and voting the shares in person. Attendance alone at the annual meeting will not revoke a proxy. Proxy cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the annual meeting and any adjournment thereof.

                  We will bear the entire expense of soliciting proxies. Proxies initially will be solicited by mail. Our directors, executive officers and employees may also solicit proxies personally or by telephone or other means, but we will not compensate these persons for providing the solicitation services.

                  Only our stockholders of record at the close of business on March 3, 2008, are entitled to notice of, and to vote at, the annual meeting. On this date, there were 18,036,672 shares of our common stock, $0.01 par value, outstanding, including 484,852 shares of unvested restricted stock.

                  Each outstanding share of our common stock on the record date is entitled to one vote for each director to be elected at the annual meeting and one vote on each proposal presented at the annual meeting. Our stockholders do not have the right to cumulate votes in the election of directors. A majority of the outstanding shares of common stock present in person or by proxy will constitute a quorum at the annual meeting. Ms. Patricia S. Williams, Senior Vice President and General Counsel, will serve as the inspector of elections at the annual meeting and will tabulate the votes.

                  A plurality of the votes cast is required for the election of directors, which means that the nominees with the eight highest vote totals will be elected as our directors. As a result of the foregoing, a designation on the proxy that the stockholder is "withholding authority" for a nominee or nominees and broker "non-votes" do not have an effect on the results of the vote for the election of directors. A designation on the proxy that the stockholder is "withholding authority" to vote for a nominee or nominees will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                  The ratification of the appointment of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the proposal. An abstention will be counted as a vote cast and will have the effect of a vote cast against the proposal. A broker non-vote will have no effect on the proposal to ratify KPMG LLP as our auditors.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                  The following entities are known to our management to be the beneficial owners of 5% or more of our common stock as of March 3, 2008:

                                                           NUMBER OF SHARES        PERCENT OF OUTSTANDING
              NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIALLY OWNED         COMMON STOCK (1)
              ------------------------------------        ------------------         ----------------
              FMR LLC (2)                                       1,816,723                10.07%
                  82 Devonshire Street
                  Boston, Massachusetts 02109

              Dimensional Fund Advisors LP (3)                  1,413,027                7.83%
                  1299 Ocean Avenue
                  Santa Monica, California  90401

              Barclays Global Investors, NA (4)                 1,060,710                5.88%
                  45 Fremont Street
                  San Francisco, California  94105


--------------------

(1) The percentage calculations are based upon 18,036,672 shares of our common stock outstanding on March 3, 2008, including 484,852 shares of unvested restricted stock.

                                      3


(2) The information provided is based on Amendment No. 15 to Schedule 13G, dated February 14, 2008, which was filed jointly by FMR LLC, a holding company, Edward C. Johnson 3rd, a principal stockholder and the chairman of FMR LLC and Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment advisor, and Fidelity Advisor Small Cap Fund, an investment company. FMR LLC and Edward C. Johnson 3rd reported sole voting power with respect to none of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity International Limited and several of its foreign-based subsidiaries have the sole power to vote 10,400 shares. Each of FMR LLC and Edward C. Johnson 3rd reported sole dispositive power with respect to all 1,816,723 shares reported as beneficially owned.

 (3) The information provided is based on Schedule 13G, dated December 31, 2007, which was filed by Dimensional Fund Advisors LP, an investment adviser. Dimensional Fund Advisors LP reported sole voting power with respect to 1,413,027 shares and sole dispositive power with respect to all 1,413,027 shares reported as beneficially owned.

 (4) The information provided is based on Schedule 13G, dated February 6, 2008, which was filed by Barclays Global Investors, N.A., a bank, on behalf of Barclays Global Fund Advisors, an investment advisor, Barclays Global Investors, Ltd, a bank, Barclays Global Investors Japan Trust and Banking Company Limited, a bank, Barclays Global Investors Japan Limited, an investment advisor, Barclays Global Investors Canada Limited, an investment advisor, Barclays Global Investors Australia Limited, an investment advisor and Barclays Global Investors (Deutschland) AG, an investment advisor. The reporting person reported that Barclays Global Investors, NA. had sole voting power with respect to 463,358 shares and sole dispositive power with respect to 526,314 shares. The reporting person reported that Barclays Global Fund Advisors had sole voting power with respect to 391,375 shares and sole dispositive power with respect to 534,396 shares. The reporting person reported that Barclays Global Investors, Ltd had sole dispositive power with respect to 17,609 shares. The reporting person reported that Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG, reported voting and dispositive power with respect to none of the shares.

            SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

                  The following table sets forth, as of March 3, 2008, the beneficial ownership of our common stock by each director and each named executive officer individually, and all directors and executive officers as a group:

                                                           NUMBER OF SHARES           PERCENT OF OUTSTANDING
NAME OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED (1) (2)     COMMON STOCK (3)
------------------------                                  ------------------             ----------------
Colleen Conway-Welch, Ph.D., R.N.                                  58,991                       (4)
Christopher T. Hjelm                                                7,500                       (4)
Anthony S. Piszel, CPA                                             25,000                       (4)
Suzan L. Rayner, M.D.                                              25,000                       (4)
Harry E. Rich                                                      18,500                       (4)
Larry Warren                                                       25,000                       (4)
Theodore M. Wight                                                  90,030                       (4)
John H. Short, Ph.D.                                              431,360                      2.35%
Tom E. Davis                                                       15,000(5)                    (4)
Patricia M. Henry                                                 153,677                       (4)
Jay W. Shreiner                                                    63,150                       (4)
Mary Pat Welc                                                      40,673                       (4)
Jeff A. Zadoks                                                     10,640                       (4)
All directors and executive officers as a group (15 persons)      990,757                      5.31%

--------------------

(1) Except as otherwise noted, each individual has sole voting and investment power with respect to the shares listed beside his or her name.

(2)  Totals include 48,261, 15,000, 15,000, 7,500, 15,000, 64,730, 308,148,
     111,230, 15,000, 24,132, 5,000 and 629,001 shares subject to stock options owned by Dr. Conway-Welch, Mr. Piszel, Dr. Rayner, Mr. Rich, Mr. Warren, Mr. Wight, Dr. Short, Ms. Henry, Mr. Shreiner, Ms. Welc, Mr. Zadoks, and all directors and executive officers as a group, respectively, that are either presently exercisable or exercisable within 60 days of March 3, 2008. Totals also include 667 and 1,191 shares allocated to Ms. Henry and Ms. Welc respectively under our 401(k) plan and 190 shares allocated to Dr. Short owned by his son under our 401(k) plan. As to Ms. Henry, Mr. Shreiner, Ms. Welc and Mr. Zadoks, the totals also include 16,420, 17,270, 4,900, and 1,990, respectively, shares of restricted stock granted to them on February 5, 2008.

(3) Percent of ownership is based upon 18,036,672 shares of our common stock outstanding as of March 3, 2008, and, for each director or executive officer or the group, the number of shares subject to options exercisable by such director or executive officer or the group within 60 days of March 3, 2008.

(4)  Less than one percent.

(5) Ownership is based on Mr. Davis's last Form 4 filing prior to his resignation from the Company effective November 1, 2007. Amount excludes restricted shares that were forfeited upon his resignation.

                                  PROPOSAL I.

                             ELECTION OF DIRECTORS

                  At the annual meeting, our stockholders will vote on the election of eight directors to serve a term of one year until the 2009 annual meeting or until their successors shall have been duly elected and qualified.

                  The persons named as proxies on the accompanying proxy card intend to vote all duly executed proxies received by our Board of Directors for the election of the eight directors listed below, except as otherwise directed by the stockholder on the proxy card. If for any reason any nominee becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy card will vote for a substitute nominee as designated by our Board of Directors. The eight nominees receiving the highest number of votes will be elected as our directors. Each nominee currently serves as one of our directors.

                  Our Board of Directors recommends a vote "FOR" the election of each of the nominees.

                  The name, age, principal occupation or position, business experience and other directorships for each of the directors or nominees is set forth below. No family relationship exists between any of our directors or executive officers.

                  COLLEEN CONWAY-WELCH, PH.D., R.N., 64, has been a director since September 2000. Dr. Conway-Welch serves as the dean and a professor at Vanderbilt University's School of Nursing, where she has been dean since 1984. Dr. Conway-Welch also serves on the Board of Directors of Pinnacle Bank, Ardent Health Services, Healthline and Minute Clinic (which are all private companies).

                  ANTHONY S. PISZEL, CPA, 53, has been a director since October 2005. Mr. Piszel has served, since November 2006, as Executive Vice President and Chief Financial Officer of Freddie Mac, a publicly traded company financier of home loans created by the U.S. Congress. Prior to joining Freddie Mac, Mr. Piszel served between August 2004 and November 2006 as Executive Vice President and Chief Financial Officer of HealthNet, Inc., a large publicly traded managed health care company. For more than five years prior to his employment with HealthNet, Mr. Piszel held several senior management positions at Prudential Insurance Company of America, including Senior Vice President and Controller for Prudential Financial, Inc.

                   CHRISTOPHER T. HJELM, 46, has been a director since July, 2007. Mr. Hjelm serves as Senior Vice President and Chief Information Officer at The Kroger Company, where he has been employed since 2005. Prior to joining The Kroger Company, Mr. Hjelm served as the Chief Information Officer for the Travel Distribution Services division of Cendant between December, 2004 and July, 2005. Mr. Hjelm was employed by Orbitz as the Chief Information Officer from July, 2003 to November, 2004 when it was acquired by Cendant. Mr. Hjelm was a Senior Vice President at eBay Technology with eBay, Inc. from March, 2002 to June, 2003.

                  SUZAN L. RAYNER, MD, MPH, 52, has been a director since July 2005. Dr. Rayner serves as the Executive Vice President Medical Affairs / Medical Director for Schwab Rehabilitation Hospital where she has been employed since 2000.

                  HARRY E. RICH, 68, has been a director since February 2006, and Chairman of the Board since August 1, 2006. Prior to his retirement, Mr. Rich served as the Chief Financial Officer for the St.

Louis Public Schools from November 2003 to November 2005. Prior to that position, Mr. Rich served as Executive Vice President for Crown Capital Investment Advisors from August 2001 to October 2003. Mr. Rich served as Executive Vice President and Chief Financial Officer of Brown Shoe Company, Inc. until his retirement in 2000. Mr. Rich also serves on the Board of Directors of Baker Footwear Group, Inc.

                  LARRY WARREN, 60, has been a director since October 2005. Since October 2006, Mr. Warren has been serving as the Chief Executive Officer of Howard University Hospital in Washington, D.C. Prior to his retirement, Mr. Warren served as Chief Executive Officer of the University of Michigan Hospital where he was employed from 1986 to 2005.

                  THEODORE M. WIGHT, 65, has been a director since 1991. Prior to his retirement, Mr. Wight served since 1983 as a general partner of the general partners of Walden Investors, a venture capital company, and Pacific Northwest Partners SBIC, L.P., a venture capital company since 1994.

                  JOHN H. SHORT, PH.D., 63, has been our President and Chief Executive Officer since May 2004 having served as our Interim President and Chief Executive Officer since June 2003 and a director of the Company since 1991. Prior to joining the Company, for in excess of five years, Dr. Short was the Managing Partner of Phase 2 Consulting, LLC, a management and economic consulting firm for the healthcare industry.

                       BOARD OF DIRECTORS AND COMMITTEES

BOARD STRUCTURE AND MEETINGS

                  During the year ended December 31, 2007, our Board of Directors held six (6) meetings, two (2) of which were telephonic meetings. Each director attended not less than 75% of the meetings of our Board of Directors and Committees of which such director was a member during 2007. It is our policy to strongly encourage the members of our Board of Directors to attend the annual meeting of stockholders. At the last annual meeting, all of the then current directors were in attendance, except Mr. Piszel.

                  Our Board of Directors has standing Audit, Compensation and Nominating/Corporate Governance, and Compliance Committees. Each of the Committees of our Board of Directors is comprised of independent directors. Our Board of Directors has adopted a written charter for each of these Committees. The full text of each charter and our corporate governance guidelines are available on our website located at www.rehabcare.com, under the "For Our Investors" section and are available in print to any shareholder who requests them. In compliance with the New York Stock Exchange Corporate Governance Standards, our Board of Directors holds regularly scheduled executive sessions without management. Our independent non-employee chairman, Mr. Rich, presides at all executive sessions of the Board of Directors.

DIRECTOR INDEPENDENCE

                  It is critical that the Board reflect a substantial degree of independence from management, both in fact and in appearance. Accordingly, while the Board will determine, from time to time, the number of employee directors that will be permitted, a substantial majority of the Board will remain independent directors. Under no circumstances will the proportion of employee directors exceed one-third of the entire Board membership. In addition, the Board operates under the direction of an independent, non-executive chairman of the Board. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. The Board has established corporate governance guidelines to assist it in determining director independence, which conform to the independence requirements in the New York Stock Exchange listing rules. The portion of the guidelines that relates to director independence is set forth below. The Board has determined that Dr. Conway-Welch, Mr. Piszel, Dr. Rayner, Mr. Hjelm, Mr. Rich, Mr. Warren and Mr. Wight satisfy the New York Stock Exchange's independence requirements and our independence guidelines. In making the independence determinations, the Board of Directors reviewed all of our directors' relationships with the Company including a review of the responses of the directors to questions regarding employment, business, familial, compensation and other relationships with the Company and its management.

                  In addition to applying the Company's corporate governance guidelines, the Board will consider all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Independence depends not only on the personal, employment and business relationships of each director, but also upon the Board's overall relationship with, and attitude towards, management. Providing objective, independent judgment is at the core of the Board's oversight responsibilities. The Board and each outside director will reflect this independence.

                  Under the guidelines, an independent director is a member of the Board of Directors of the Company who:

             o Is not receiving, and has not received, for the three years prior to the date of determination, more than $120,000 per year in direct compensation from the Company, other than director and Committee fees and receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service to the Company (provided that such compensation is not contingent in any way on continued service) and has no immediate family member who is receiving or has received such compensation either currently or during such three-year period;

             o Is not, and has not been, for the three years prior to the date of determination, an employee of the Company and has no immediate family member who is or has been, for the three years prior to the date of determination, an executive officer of the Company;

             o Is not, and has not been, affiliated with or employed by the present or a former internal or external auditor of the Company, and has no immediate family member who is, or has been, affiliated with or employed in a professional capacity by the present or a former internal or external auditor of the Company, unless, in each case, it has been more than three years since the affiliation, employment or the auditing relationship ended;

             o Is not, and has not been (and has no immediate family member who is or has been), for the three years prior to the date of determination, part of an interlocking directorship in which an executive officer of the Company serves on the Compensation Committee of the company that concurrently employed the director (or immediate family member) as an executive officer;

             o Is not an executive officer or an employee (and has no immediate family member who is an executive officer) of another company that presently, or at any time within the three years prior to the date of determination, makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues; and

             o The Board of Directors has affirmatively determined has no other material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with the Company, either individually or as a partner, stockholder or officer of an organization or entity having such a relationship with the Company, which relationship would adversely impact the director's independence in connection with the Company.

                  For the purpose of determining independence under the foregoing principles, "immediate family member" means a director's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone who shares the director's home. The Committee may conclude that a director is independent if the disqualifying issue relates to an immediate family member who is no longer an immediate family member as a result of legal separation or divorce or if the relevant immediate family member has died or become incapacitated. References to any company include any parent or subsidiary in a consolidated group with the Company.

                  It is a responsibility of the Board to regularly assess each director's independence and to take appropriate actions in any instance in which the requisite independence has been compromised.

AUDIT COMMITTEE


                  Messrs. Piszel (Chair), Rich and Hjelm comprise the Audit Committee. The Audit Committee met eight (8) times during 2007. Four (4) of the meetings were conducted by telephone. Mr. Hjelm joined the Audit Committee upon his election to the Board in July 2007. Our current director, Mr. Wight, also served on the Audit Committee during 2007. The duties of the Audit Committee include but are not limited to:

                  o recommending to the Board of Directors a public accounting firm to be placed in nomination for stockholder ratification as our independent auditors and compensating and terminating the independent auditors as deemed necessary;

                  o meeting periodically with our independent auditors and financial management to review the scope of the duties of the proposed auditors for the then-current year, the proposed audit fees and the audit procedures to be utilized, reviewing the audit and eliciting the judgment of the independent auditors regarding the quality of the accounting principles applied to our financial statements; and

                  o evaluating on an annual basis the qualifications, performance and independence of the independent auditors, based on the Committee's review of the independent auditors' report and the performance of the independent auditors throughout the year.

                  Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange. Each member of our Audit Committee is financially literate, knowledgeable and qualified to review financial statements. Our Board has designated Anthony S. Piszel as our "audit committee financial expert."

COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE COMMITTEE

                  The members of the Compensation and Nominating/Corporate Governance Committee are Messrs. Wight (Chair), Rich, and Warren. Each member of the Compensation and Nominating/Corporate Governance Committee meets the independence requirements of the New York Stock Exchange. The Compensation and Nominating/Corporate Governance Committee met four (4) times during 2007. None of the meetings were conducted by telephone. The duties of the Compensation and Nominating/Corporate Governance Committee include but are not limited to:

    o reviewing and approving our Company's compensation philosophy, compensation programs, including base salary, annual and long-term incentives, employment agreements, change in control agreements, severance agreements, and other benefits and perquisites;

    o reviewing and approving our Company's comparator compensation group used for purposes of benchmarking the compensation levels of the chief executive officer and other executive officers;

    o reviewing market data to assess the competitiveness of our compensation programs for the chief executive officer and other executive officers;

    o reviewing and determining our chief executive officer's compensation, including base salary and long and short term incentives, based on its evaluation of our chief executive officer's performance and taking into account our Company's performance, relative shareholder return, and market and benchmark data;

    o reviewing and determining the short-term and long-term goals and objectives of our compensation programs;

    o reviewing and approving or modifying our chief executive officer's recommendations regarding base salary, short term and long-term incentives, and other components of compensation to other executive officers;

    o reviewing and recommending to our Board of Directors policies concerning compensation, both cash and equity, payable to directors based on, among other things, the needs of the Company, the skills and experience of the directors, the need to recruit and retain new directors, and benchmark and market data;

    o reviewing and approving or rejecting proposed transactions between our Company and related parties in terms of the fairness, reasonableness, and avoidance of appearance of impropriety or conflict of interest relative to such proposed transactions;

    o overseeing the search for qualified individuals to be nominated to the Board of Directors and recommending such individuals to the Board;

    o reviewing and recommending changes to the Committee structure of the Board, including the memberships of the Committees; and

    o developing, recommending and reviewing all corporate governance guidelines.

                  The Compensation and Nominating/Corporate Governance Committee of our Board of Directors is responsible under its charter for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the chairman of the Committee. Any recommendation must include the name, contact information, background, experience and other pertinent information on the proposed candidate and must be received by us within the time limits set forth herein under the title "Proposals of Stockholders" for consideration by the Committee. In accordance with the Committee's charter and our corporate governance guidelines, we are willing to consider candidates recommended by stockholders on the same basis as all nominees. In identifying and evaluating nominees for director, the Committee considers each candidate's qualities, experience, background and skills, as well as other factors which the candidate may bring to the Board of Directors.

COMPLIANCE COMMITTEE

                  The Compliance Committee members are Dr. Conway-Welch (Chair), Dr. Rayner, and Mr. Warren. The Compliance Committee oversees our compliance program and, among other things, is responsible for:

                  o reviewing and making recommendations as to our compliance policies and procedures;

                  o reviewing our processes for receiving, retaining, and appropriately dealing with compliance-related allegations and reports to help ensure the prompt initiation of corrective measures;

                  o overseeing the performance of our Chief Compliance Officer in terms of the management of the compliance program and its various activities and objectives;

                  o reviewing the results of periodic compliance audits and other monitoring procedures to help assure the integrity of our policies, procedures, and control systems; and

                  o making recommendations to our executive management as the Compliance Committee deems necessary to further the goals of the compliance program.

                  The Compliance Committee held four (4) meetings during 2007, none of which were telephonic meetings.

COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  No member of the Compensation and Nominating/Corporate Governance Committee is, or was during the fiscal year ended December 31, 2007, an officer, former officer, or employee of the Company or any of its subsidiaries, or a person having a relationship requiring disclosure by the Company pursuant to Item 404 of Regulation S-K. No executive officer of the Company served as a member of (i) the compensation Committee of another entity of which one of the executive officers of such entity served on the Company's Compensation and Nominating/Corporate Governance Committee or (ii) the Board of Directors of another entity of which one of the executive officers of such entity served on the Company's Board, during the year ended December 31, 2007.

MISCELLANEOUS

                  We have a Code of Ethics for Senior Executive and Financial Officers and a Code of Business Conduct and Organizational Ethics for all directors and employees. These codes of ethics are posted on our website, www.rehabcare.com, under the "For Our Investors" section and are available in print to any shareholder who requests them.

                  We have procedures for stockholders or other interested parties to communicate directly with our Board of Directors. Such parties can contact our Board of Directors by mail at: RehabCare Group, Inc., Attention:
Harry Rich, Chairman of the Board, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105. All communications made by this means will be received by the Chairman of the Board.

                            EXECUTIVE COMPENSATION

------------------------------------------------------------------------------
       COMPENSATION AND NOMINATING/CORPORATE GOVERNANCE COMMITTEE REPORT
       -----------------------------------------------------------------


      The Compensation and Nominating/Corporate Governance Committee (the "Committee") met with management to review and discuss the following Compensation Discussion and Analysis. Based on such review and discussion, the Committee recommended to the Company's Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

                                The Committee:
                                --------------

           Theodore M. Wight (Chairman), Harry E. Rich, Larry Warren

------------------------------------------------------------------------------


COMPENSATION DISCUSSION AND ANALYSIS

                  Throughout this proxy statement, the following employees are referred to as named executive officers for 2007:

    o    John Short                 President & Chief Executive Officer (CEO)
    o    Jay Shreiner               Executive Vice President & Chief Financial Officer (CFO)
    o    Patricia Henry             Executive Vice President
    o    Mary Patricia Welc         Senior Vice President
    o    Jeff Zadoks                Vice President and Chief Accounting Officer
    o    Tom Davis                  Executive Vice President
                                    (Mr. Davis resigned from the Company in November 2007)

                  The Committee has oversight responsibility for our compensation program. The compensation program is intended to provide fair, reasonable, and competitive compensation to the named executive officers, other corporate officers, and our employees generally. The following discussion provides detailed information regarding the compensation objectives and policies for our named executive officers and should be read in conjunction with the compensation tables and related narratives also contained in this proxy statement.

COMPENSATION PHILOSOPHY AND OVERVIEW

                  The compensation program for our named executive officers has been developed under the direction of the Committee to align the interests of our named executive officers with the interests of our stockholders. The Committee believes that compensation of the named executive officers should include both cash and stock-based compensation that focuses performance on established goals. The Committee's aim is to provide a competitive compensation program that will attract, retain, and reward executives who can assist the Company in achieving its business objectives of continued profitable growth and delivery of high quality services in an ever-changing and highly fragmented healthcare services industry. The compensation program for our named executive officers consists of base salary, short-term incentives, long-term incentives, tax deferred retirement savings, and various health and welfare benefit plans. Our named executive officers may, under certain circumstances, be entitled to additional compensation in the event of severance or a change in control of the Company.

                  In designing the compensation program, the Committee uses benchmarked data for each individual component of compensation (base salary, annual incentive, long-term incentive, severance, and change in control compensation) as an important factor considered in decisions as to the amount of each component to pay or make available to named executive officers. The Committee has independently engaged its own advisor, Frederic W. Cook & Co, Inc., with whom the Committee consults from time to time on matters pertaining to executive compensation, retention, and incentives. Decisions are based on factors such as market data provided by outside consultants, and the performance, experience, leadership skills, and specific responsibilities of each named executive officer. The Committee recognizes that in order to attract and retain certain executives, other factors such as competition and geographical location may also be considered in given situations.

                  The Committee desires that total executive compensation - with fixed and performance-based (short-term and long-term) components be set at approximately 75% in cash and 25% in equity. This approach seeks to minimize equity accounting expense and shareholder dilution.

ROLE OF EXECUTIVE OFFICERS

                  Each year, the chief executive officer reviews the performance of named executive officers (other than himself, whose performance is reviewed by the Committee) and makes recommendations to the Committee regarding salary adjustments and annual cash and stock-based award amounts. The chief executive officer, with assistance from the senior vice president of human resources and the chief financial officer, also makes recommendations to the Committee regarding annual performance measures, goals, and targets. The Committee may, in its discretion, adjust any recommendations made by the chief executive officer. The Committee has engaged Hewitt Associates, LLC as its independent advisor on matters pertaining to executive compensation, retention, and incentives.

                  The chief financial officer verifies the actual business performance results against the goals of the Committee-approved incentive programs and, in turn, the chief financial officer makes recommendations to the Committee on discretionary award payouts for the named executive officers. Our human resources department monitors the effectiveness of the executive compensation program in meeting its overall objectives by periodically reviewing market and benchmark data to assess the competitiveness of the program. All of this information is provided to and reviewed in detail with the Committee.

DISCUSSION OF 2007 EXECUTIVE COMPENSATION PROGRAM

                  In the fourth quarter of 2005, we faced certain recruitment and retention challenges, changes in our business portfolio, and a variety of complex external forces that bore on the Company's operations. In light of these dynamics and the organizational quest for profitable growth and quality, the Committee conducted a review of our executive compensation plans.

                  The Committee reviewed executive compensation against two comparator groups and sources of data. Two groups were utilized because no other public Company exactly resembles our Company in terms of operational focus, size, and geographical coverage. The first comparator group consisted of eighteen select, publicly held healthcare service companies with similar industry focus and size as our Company. Named executive officer compensation information (base salary, annual incentive and long-term incentive data) was gathered from the proxy statements of those companies, which are listed below:


       Alliance Imaging, Inc                 Hooper Holmes, Inc.
       Allied Healthcare Products, Inc.      Horizon Healthcare Services, Inc.
       AMN Healthcare Services, Inc.         Labone, Inc.
       Cross Country Healthcare, Inc.        Matria Healthcare, Inc.
       Dendrite International, Inc.          NDC Health Corporation
       Eclipsys Corporation                  Option Care, Inc.
       Gentiva Health Services, Inc.         Per-Se Technologies, Inc.
       Healthextras, Inc.                    Rotech Healthcare, Inc.
       Trizetto Group, Inc.                  Ventiv Health, Inc.


                  The second comparator group consisted of 110 companies that participate in Hewitt Associates' proprietary Total Compensation
                                              ------------------
Measurement(TM) database. This group included a mix of public and private
-----------
companies from several industry sectors (service, light manufacturing, and healthcare) with revenue, earnings, and market capitalization comparable to us. The median annual revenue for this group was $1.3 billion, while revenue ranged between $116 million to $3 billion. The data results were statistically regressed to reflect an organization comparable to the Company. Using this group of companies, total compensation information (base salary, target annual incentive, target total cash, target long term incentive, and target total compensation) was derived for all of the named executive officer positions.

                  During the third quarter of 2006, the Committee requested that the comparator study conducted by Hewitt be updated to reflect annual market pay trends since 2005, and the impact, if any, on the statistical regressed results for RehabCare Group, Inc. based on the acquisition of Symphony Health Services on July 1, 2006.

                  After reviewing the comparator group data, the Committee authorized the following elements of executive compensation for named executive officers in 2007:

                  o   Base Salary
                  o   Short-Term Incentive
                  o   Long-Term Incentive
                  o   Severance
                  o   Change-In-Control Compensation
                  o   Key Management Physical Exam

The details of each of these components are discussed further below.

BASE SALARY

                  The Committee considers market data, the executive's qualifications, experience, industry knowledge, leadership and teamwork skills, and scope of responsibilities as factors in establishing base salaries for each named executive officer. Occasionally, the Committee may consider other factors such as competition and geographical location. Market data at the 50th percentile of the comparator groups is reviewed at least bi-annually to ensure that base salaries remain competitive. The 2006 review (and 2007 update) indicated that, generally, our named executive officers receive a fair, reasonable, and competitive base salary as compared with executive officers in the comparator groups.

                  The yearly base salary change for each named executive officer is determined after considering his or her duties and responsibilities, position relative to the market, the established merit budget increase for the year, and each executive's achievement of the prior year's business objectives.

                  Performance reviews are conducted annually. Based on factors described above, the Committee approved salary increases effective March 1, 2007 of 3% for Dr. Short, Mr. Shreiner, Ms. Henry, and Mr. Davis, and a salary increase of 3.5% for Ms. Welc. The Committee also approved a salary increase effective August 1, 2007 of 16.7% for Mr. Zadoks in consideration of his performance and benchmark data for his position.

ANNUAL INCENTIVE COMPENSATION OR STIP

                  The Committee has established an annual incentive plan which our Company refers to as the Short-Term Incentive Plan, or STIP. The STIP is designed to establish a link between our business results and executive cash awards; to drive performance and accountability; to provide competitive cash award opportunities; and to reward above-average performance with above-average total cash compensation. All named executive officers are eligible to participate in the STIP.

                  Award opportunities are weighted 80% on specified corporate financial objectives and 20% on individual goals, which are tied to the executive's business unit or functional area. The individual component by design provides for a discretionary award opportunity and is measured on such factors as providing executive leadership, managing within established budgets and, for certain positions, achieving margin objectives or managing our capital structure.

                  Each year the Committee selects financial performance measures and specific targets for our incentive plans. These goals are based on our strategic direction and plan. In the past, the Committee has set double-digit year-over-year growth objectives in both revenues and earnings per share. The Committee has and will consider the specific circumstances facing us during any coming year, including competition, general economic trends, and regulatory influences bearing on our performance in setting these Company financial goals. The amount of any award depends on whether we perform better, at, or worse than the target. We must achieve at least 85% of the target for any award associated with that target to be paid. For fiscal 2007, the 80% financial objective was allocated as follows: 48% was based on an earnings per share target of $1.07, and 32% was based on a revenue target of $727.2 million.

                  The Committee chose earnings per share and revenue as the financial performance targets because it believes those measures are the most important measures of growth and profitability, and create greatest alignment with the interests of our shareholders. Earnings per share is the portion of our net income allocated to each weighted average diluted share. Weighted average diluted shares are computed by determining the number of weighted average common shares outstanding and adding common stock equivalents for outstanding dilutive stock options and restricted shares. Revenue is the amount of money that is earned by our business activities and is represented by the operating revenue figure on our income statement.

                  Beginning in 2007, the Committee re-weighted the 80% financial component for certain named executive officers with Division level profit and loss responsibility. For Mss. Henry and Welc the 80% financial objectives were allocated as follows: 15% on the Company earnings per share target, 10% on the Company revenue target, 33% on Division level income and 22% on Division level revenue. The last two measurements directly support corporate earnings per share and revenue objectives but are tied more closely to the executive's direct accountabilities. The same 85% of target award performance must be achieved for either Division level component to be paid.

                  Each named executive officer is eligible to earn a target bonus based on a percentage of his or her salary. The percentage varied depending on his or her position as follows: 35% of base salary for Mr. Zadoks; 40% of base salary for Ms. Welc; 45% of base salary for Mr. Shreiner; 50% of base salary for Ms. Henry; and 60% of base salary for Dr. Short (Mr. Davis's target was 45% but he became ineligible for an STIP bonus for 2007 when he resigned in November 2007). The percentage of salary is determined in part based on market data and in part based on internal equity considerations. The exact amount earned by each named executive officer is determined by applying the achieved weighted performance factors to the individual's targeted percentage of salary.

                  For 2007, we did not achieve 85% of the earnings per share target and, as a result, no award was approved based on that factor. We achieved 97.7% of the revenue target and, coupled with achievement of individual performance goals by each named executive officer, the Committee approved the following cash awards per the plan design: Dr. Short, $152,188; Mr. Shreiner, $74,321; and Mr. Zadoks, $35,703. Ms. Henry's division also achieved 92.6% of its operating earnings goal and 100.8% of its revenue goal, for which the Committee approved an award to Ms. Henry per the plan design of $128,920. In addition, Ms. Welc's division achieved 93.7% of its operating earnings goal and 96.8% of its revenue target, for which the Committee approved an award to Ms. Welc per the plan design of $58,747. The cash awards were paid in March 2008.

                  Separately, the Committee approved, on a one time basis, an additional payment recognizing a select number of key managers for the successful integration and synergy results achieved associated with the July 1, 2006 Symphony Health Services acquisition. The Committee approved the following cash awards: Dr. Short, $75,000; Mr. Shreiner and Ms. Henry, $50,000; Ms. Welc, $35,000; and Mr. Zadoks, $25,000.

LONG-TERM INCENTIVE PLAN

TOTAL AWARD OPPORTUNITY

                  In order to motivate executives to focus on our long-term performance and to tie executive compensation to increases in stockholder value, the Committee has established a long-term incentive program ("LTIP") which provides for cash and equity awards to be made under the LTIP. In the past, the awards made under the LTIP primarily consisted of grants of stock options that vested over a period of years. In 2004, the Committee modified the program to include discretionary annual grants of stock options and a new cash component using a three-year performance cycle. At the same time, the number of options granted were gradually reduced to minimize the potential impact on shareholder dilution and the eventual planned adoption of Statement & Financial Accounting Standard ("SFAS") 123R, which occurred on January 1, 2006.

                  In 2005, the LTIP included a cash component using a three year performance cycle, time-based options that would vest over a period of years, and performance-based options that would vest on the achievement of certain defined financial objectives.

                  In 2006, the Committee decided to discontinue annual stock option grants (both time-vested and performance-based), and it replaced the equity portion of the LTIP with restricted stock. A new cash component incentive plan (2006-2008 cycle) was also approved.

                  In 2007, the Committee decided to continue the same LTIP award strategy as 2006 in providing a cash component using a three year performance cycle and a restricted stock grant. The Committee believes this combination continues to provide a strong retention incentive and keeps senior executives focused on achieving our strategic objectives.

                  Each year, the Committee determines the target total LTIP award for each named executive officer based on a combination of that executive's contribution to our results, internal fairness considerations, and external market competitiveness. The total award opportunity, expressed as a percentage of base salary, varies by position, and the mix of award components (cash and equity), also varies by position.

                  For the 2007-2009 cycle, the total LTIP opportunity for each named executive officer is noted below:

  ===========================================================================================================
                                       TOTAL LTIP AWARD           % OF TOTAL IN CASH         % OF TOTAL
                                          TARGET AS A               INCENTIVE PLAN            IN EQUITY
     NAMED EXECUTIVE OFFICER           % OF BASE SALARY           (2007-2009 CYCLE)      (RESTRICTED STOCK)
  -----------------------------------------------------------------------------------------------------------
  CEO -- Short                                 75%                        100%                    0%
  -----------------------------------------------------------------------------------------------------------
  CFO-- Shreiner                              100%                        25%                    75%
  -----------------------------------------------------------------------------------------------------------
  EVP-- Henry                                 125%                        40%                    60%
  -----------------------------------------------------------------------------------------------------------
  EVP-- Welc                                   75%                        33%                    67%
  -----------------------------------------------------------------------------------------------------------
  VP--  Zadoks                                 35%                        43%                    57%
  -----------------------------------------------------------------------------------------------------------
  SVP -- Davis                                100%                        25%                    75%
  -----------------------------------------------------------------------------------------------------------

                  Dr. Short's entire award target is a cash opportunity of 75% of base salary because, in accordance with his employment agreement dated May 3, 2004 (and as amended effective March 10, 2006 and December 11, 2007), he is not eligible for an equity grant until 2008. (Dr. Short was granted an option to purchase 250,000 shares of our common stock at market price on the date of grant, May 3, 2004, when he became CEO.) Mr. Davis became ineligible to participate when he resigned from the Company on November 1, 2007.

CASH INCENTIVE PLAN

                  For the cash-based portion of each annual LTIP award, the Committee selects financial performance measures and specific thresholds, targets, and maximum goals which we need to achieve during the three-year performance period. Payouts are made at the end of the cycle. For each of the cycles, if the threshold or minimum goal is achieved, 30% of the targeted payout will occur. If the targeted goal is achieved, 100% will be paid. If the maximum goal is achieved, 175% of the target will be paid.

2005-2007 PERFORMANCE CYCLE

                  CASH
                  ----

                  For the 2005-2007 cycle which just ended, threshold, target, and maximum financial goals were established based on a 20% compound annual growth rate in earnings per share and revenue over the three-year period. The short-term incentive plan utilized the same measures to reinforce the strategy. Sixty percent of the performance award was weighted on the earnings per share factor and 40% on the revenue factor. For the 2005-2007 performance cycle, the threshold, target, and maximum goals were as follows:

================================================================================
                                GOALS                             ACTUAL
                 ------------------------------------------     PERFORMANCE
                   THRESHOLD       TARGET       MAXIMUM          ACHIEVED
--------------------------------------------------------------------------------
EPS (60%)            $1.987        $2.379       $2.854             $0.73
--------------------------------------------------------------------------------
REVENUE (40%)        $530M         $634M        $700M             $711.7M
--------------------------------------------------------------------------------

                  While the earnings per share performance was below threshold, the revenue goal maximum was exceeded, resulting in a payout of 175% of target for the revenue portion. For the entire plan, participants earned 70% percent of their target awards. Named executive officers earned the following amounts: Dr. Short, $183,750; Ms. Henry, $44,520; Ms. Welc, $31,158; and Mr. Zadoks, $26,250. These amounts were paid in March 2008. Mr. Shreiner was not employed by our Company during the first year of the performance cycle and therefore was not eligible to participate. Mr. Davis became ineligible for an LTIP bonus for 2005-2007 when he resigned in November 2007.

2006-2008 PERFORMANCE CYCLE

                   CASH
                   ----

                   For the 2006-2008 cycle, which will pay out in March 2009, the threshold, target and maximum financial goals are as follows:


===================================================================================================
                                                                   GOALS
                                         ----------------------------------------------------------
                                            THRESHOLD          TARGET              MAXIMUM
---------------------------------------------------------------------------------------------------
EPS (48%)                                     $1.190           $1.494               $1.797
---------------------------------------------------------------------------------------------------
REVENUE (32%)                                $550.3M           $690.9M             $761.7M
---------------------------------------------------------------------------------------------------
PERSONAL OBJECTIVES (20%)                       1%              100%                 100%
---------------------------------------------------------------------------------------------------

                  In the 2006-2008 cycle, cumulative performance of individual objectives is included in addition to the financial goals noted above. These objectives, similar to the short-term incentive plan, are weighted at 20% of the total cash award opportunity. Named executive officers can earn between 0% and 120% of their base salary depending on our actual performance and the respective payout opportunities of each of the named executive officers.

2007-2009 PERFORMANCE CYCLE

                  CASH
                  ----

                  For the 2007-2009 cycle, which will pay out in March 2010, the threshold, target, and maximum financial goals are as follows:


=============================================================================
                                                 GOALS
                            -------------------------------------------------
                               THRESHOLD         TARGET          MAXIMUM
-----------------------------------------------------------------------------
EPS (60%)                       $0.816           $1.026          $1.235
-----------------------------------------------------------------------------
REVENUE (40%)                   $744.7M         $935.0M         $1,030.8M
-----------------------------------------------------------------------------


EQUITY

DISCRETIONARY EQUITY AWARDS

                  Although stock options are no longer granted as part of the LTIP, the Committee has given the CEO discretionary authority to grant newly-hired executives stock options to purchase up to 10,000 shares of common stock in keeping with the provisions of the Company's 2006 Equity Incentive Plan. Each such grant will have an exercise price equal to the closing price of the Company's shares on the date of grant. Such grants have a term of 10 years. The stock options vest at a rate of 25% per year over four years. The Committee has also given the CEO the alternative discretionary authority to grant newly-hired executives up to 1,500 shares of restricted stock.

                  During 2007, the Committee did not grant any stock options to named executive officers.

                  In 2006 and 2007, the Committee granted restricted stock on a three year cliff vesting schedule. The Committee believes that cliff vested awards are more effective in retaining executives. Equity grants are typically approved at the Committee's February meeting with the grant date being the Board's approval date. Awards are based on individual performance, Company performance, and the base salary of each executive.

                  The Committee has never granted stock options with exercise prices that are less than the closing price of the Company's stock on the grant dates, nor has it granted equity-based awards which are priced on a date other than the grant date.

                  Vesting rights cease upon termination of employment except in the case of death, disability or retirement. Vested options may be exercised within 90 days after termination of employment or within 2 years after retirement, death or disability.

RETIREMENT PLANS

                  The named executive officers participate in a 401(k) savings plan which is made available to all employees on the same terms and conditions. The plan is a tax-qualified retirement savings plan under which the named executive officers, like all employees, can contribute on a pre-tax basis up to certain limits established by the Internal Revenue Service. We match 50%, up to the first 4%, of the employee's contribution. Our matching contributions are vested after one year of service. Each participant in the plan can choose from a range of investments offered by Schwab Managed Retirement Trust Funds.

DEFERRED COMPENSATION PLAN

                  The Company has a voluntary nonqualified deferred compensation program under which the named executive officers and other key executives may defer up to 70% of their annual base salary and up to 70% of their annual and long-term cash-based incentive awards. In addition, if any contributions are made to the qualified 401(k) savings plan that exceed the limitations established by the Internal Revenue Service, participants may have the excess deferred under the nonqualified deferred compensation plan. This plan is discussed in more detail under the narrative for the Nonqualified Deferred Compensation table.

                  In both 2007 and 2006, Messrs. Zadoks and Davis were the only named executive officers who participated in the plan.

OTHER BENEFITS

                  Named executive officers and other senior executives are covered by the same health, life, and disability plans as our other employees generally. In addition, named executive officers are entitled to reimbursement for a comprehensive annual executive physical examination. To help them defray the cost of moving to their place of work, newly recruited out of town executives, like other employees, may be eligible for a pre-tax relocation benefit of between $25,000 and $150,000, depending on their positions in the Company and the anticipated actual cost to them of relocating. Our relocation policy requires that the relocation benefit be repaid on a sliding scale of between 100% and 33% by the executive if the executive voluntarily resigns within three years of commencement of employment.

PERQUISITES

                  We do not provide named executive officers, or other employees, with any perquisites (other than, in the case of certain senior executives, the annual executive physical examination). Prior to his resignation on November 1, 2007, Mr. Davis received a car allowance of $6,389 as a part of his original employment terms.

SEVERANCE AND CHANGE IN CONTROL COMPENSATION ARRANGEMENTS

                  In March 2006, we entered into new executive severance and change-in-control agreements with a limited number of executives including the following named executive officers: Dr. Short, Messrs. Shreiner and Davis and Mss. Henry and Welc. In December 2007 we entered into a modified agreement with Dr. Short. The Committee believes that such arrangements are essential to ensure that we have a competent executive team in place through periods of uncertainty and potential strategic change, and that such arrangements provide needed continuity and successful operation of our business. Through these arrangements, the Committee also sought to provide an incentive to newly recruited senior executives who, otherwise, would not join the organization without them.

                  The agreement with our chief executive officer, Dr. Short, provides that upon termination of his employment by the Company without cause, or termination by Dr. Short for good reason (such as a material change in salary, responsibilities and authority, or place of work), severance benefits will include: 24 months of salary continuation, the average of his annual STIP bonuses paid with respect to the three fiscal years with the Company ending before his termination, vesting of any time based outstanding equity awards that are scheduled to vest within 6 months, a prorated vesting at the target award level of any outstanding performance stock (using a fraction multiplier with the denominator of 36 and a numerator of the number of months in the performance period which have elapsed at the date of termination), 24 months of continued health benefits, and 12 months of outplacement services. For termination upon or following a change in control, Dr. Short will receive a lump-sum payment of 2.99 times his then current annual base pay plus the average of his annual STIP bonuses paid with respect to the three fiscal years with the Company ending before his termination, vesting of all outstanding equity awards (performance stock based grants shall be deemed to have been fully performed and performance targets fully met), 24 months of continued health benefits, and 12 months of outplacement services. In addition, Dr. Short will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the Company. In either occurrence, Dr. Short shall not be permitted to determine, directly or indirectly, the taxable year of payment.

                  The agreements for Mr. Shreiner, Mr. Davis, and Ms. Henry, provide that, upon termination by the Company without cause, or termination by one of those executives for good reason (such as a material change in salary, responsibilities and authority, or place of work), severance benefits will include 12 months of salary continuation, payment of the STIP award at target for the year of termination, and 12 months of continued health benefits. For termination upon a change in control, they will receive a lump-sum payment of
1.5 times their then current annual base salary plus a STIP award at target for the year of termination, vesting of all outstanding equity awards, 12 months of continued health benefits, and 12 months of outplacement services.


                  Ms. Welc is covered by a severance plan that, upon termination of employment by the Company without cause or termination for good reason (such as a material change in salary, responsibilities and authority, or place of work), and prior to change in control, provides severance benefits of 12 months salary continuation, an STIP award at target for the year in which the termination occurs and 9 months of continued health benefits. Ms. Welc has a termination compensation agreement which provides for the following upon termination due to a change in control within 2 years of the transaction date: a lump-sum cash payment equal to 12 months of her current annual salary plus her target bonus in the year that the change in control occurs, vesting of all outstanding equity awards, 12 months of continued health benefits, and 12 months of outplacement services.

                  Mr. Zadoks is covered by a severance plan for the Company's Vice Presidents that upon termination by the Company without cause, or termination for good reason (such as a material change in salary, responsibilities and authority, or place of work), severance benefits will include 9 months of salary continuation, 9 months of continued health benefits, and 12 months of outplacement services.

                  Separately, as identified in the long term incentive plan, in the event of a change in control, the current award targets for named executive officers will be prorated to the date of the change in control based on the target award opportunity using the greater of actual performance at the change in control date or target award level. This provision applies for the two performance periods of 2006-2008 and 2007-2009.

                  All of the named executive officers are also entitled to gross-up payments for any excise tax incurred by them under Section 280G of the Internal Revenue Code in connection with any severance or change in control compensation. Dr. Short's agreement was modified in December 2007 such that any payments by the Company that would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended, shall be decreased to the greatest amount that could be paid to him that would not give rise to any such excise taxes.

                  These agreements are described in more detail under the section entitled Potential Payments upon Termination or Change in Control.

EXECUTIVE STOCK OWNERSHIP GUIDELINES

                  We do not currently have a policy requiring named executive officers to own defined minimum levels of Company stock. The Committee encourages named executive officers and other senior management executives to acquire and hold shares of Company stock.

COMPENSATION RECOVERY

                  The Company is subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 concerning executive disgorgement of certain compensation and profits in the event the Company's financial statements would have to be restated as a result of misconduct. The Company does not maintain any other policy on disgorgement.

SUMMARY COMPENSATION TABLE

                  The table below summarizes the total compensation paid to each of the named executive officers for the fiscal years ended December 31, 2007 and 2006.

                                               SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                                                                  CHANGE IN
                                                                                PENSION VALUE
                                                                                      &
                                                                                NON-QUALIFIED
                                                                    NON-EQUITY     DEFERRED
                                              STOCK     OPTION    INCENTIVE PLAN COMPENSATION   ALL OTHER
                 YEAR    SALARY     BONUS    AWARDS     AWARDS     COMPENSATION    EARNINGS   COMPENSATION      TOTAL
                          (1)        (2)       (3)        (4)          (5)                         (6)
------------------------------------------------------------------------------------------------------------------------
JOHN SHORT,      2007   $590,149   $75,000             $131,886      $335,938                     $4,902     $1,137,875
CEO
                 2006   $573,813                       $334,950      $334,794                     $4,629     $1,248,186
------------------------------------------------------------------------------------------------------------------------

JAY SHREINER,    2007   $337,917   $50,000  $134,359    $58,240       $74,321                   $148,639       $803,476
CFO
                 2006   $240,096             $46,151    $44,691       $53,940                     $1,100       $385,978
------------------------------------------------------------------------------------------------------------------------

PATRICIA HENRY,  2007   $344,854   $50,000  $129,748    $45,770      $173,440                     $4,508       $748,320
EXECUTIVE VP
                 2006   $329,054             $48,515    $64,287      $124,520                     $6,729       $573,105
------------------------------------------------------------------------------------------------------------------------

MARY PATRICIA    2007   $205,531   $35,000   $53,943    $14,593       $89,905                     $4,667       $403,639
WELC, SVP
                 2006   $199,035             $21,550    $14,593       $40,381                     $3,931       $279,490
------------------------------------------------------------------------------------------------------------------------

JEFF ZADOKS,     2007   $191,250   $25,000   $18,712     $2,952       $61,953                     $4,509       $304,376
VP & CHIEF
ACCOUNTING
OFFICER          2006   $166,875   $20,000    $7,114     $7,163       $29,938                     $4,235       $235,325
------------------------------------------------------------------------------------------------------------------------

TOM DAVIS,       2007   $350,263              $0         $0           $0                         $10,930       $361,193
EXECUTIVE VP
                 2006   $323,597             $50,723    $70,281      $122,537                    $11,707       $578,845
------------------------------------------------------------------------------------------------------------------------

(1) The amounts shown above reflect actual amounts received or deferred during 2007 and 2006. Mr. Davis voluntarily resigned from the Company effective November 1, 2007; $57,010 of his salary reflects a payout for his accrued but unused paid days off.

(2) 2007 amounts reflect the Committee's decision to recognize select key executives and managers on a one time basis, for the successful integration and synergy results achieved associated with the July 1, 2006 Symphony Health Services acquisition. In 2006, Mr. Zadoks was given a one time payment for the successful financial integration of the Symphony Health Services acquisition.

(3) Reflects the costs recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006 in accordance with SFAS 123(R), excluding estimated forfeitures. Costs may include amounts from awards granted prior to 2006. Assumptions used in the calculation of these amounts are included in Note 2 to our audited financial statements for the fiscal year ended December 31, 2007 included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2008.

(4) Reflects the costs recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006 in accordance with FAS 123(R), excluding estimated forfeitures. Costs may include amounts from awards granted prior to 2006. Mr. Davis forfeited options to purchase 31,250 shares when he resigned on November 1, 2007.

(5) Amounts in this column reflect the cash awards to the named executive officers under the short-term incentive plan (STIP) and the long-term incentive plan (LTIP) which are set out below and which are discussed in the Compensation Discussion and Analysis, and in the narrative to the Grants of Plan-Based Awards Table. Upon his resignation, Mr. Davis was no longer eligible for STIP or LTIP awards.


                                      23


-----------------------------------------------------------------------------------
                                            STIP AWARD           LTIP AWARD
-----------------------------------------------------------------------------------
John Short, CEO                    2007       $152,188       $183,750 2005-2007


                                   2006       $151,044       $183,750 2004-2006

-----------------------------------------------------------------------------------
Jay Shreiner, CFO                  2007        $74,321         N/A    2005-2007


                                   2006        $53,940         N/A    2004-2006

-----------------------------------------------------------------------------------
Patricia Henry, Executive VP       2007       $128,920       $44,520  2005-2007


                                   2006        $80,000       $44,520  2004-2006

-----------------------------------------------------------------------------------
Mary Patricia Welc, Senior VP      2007        $58,747       $31,158  2005-2007


                                   2006        $40,381         N/A    2004-2006

-----------------------------------------------------------------------------------
Jeff Zadoks, VP & Chief            2007        $35,703       $26,250  2005-2007
Accounting Officer

                                   2006        $29,938         N/A    2004-2006

-----------------------------------------------------------------------------------
Tom Davis, Executive V.P.          2007             $0         N/A    2005-2007


                                   2006        $69,757       $52,780  2004-2006

-----------------------------------------------------------------------------------


(6) The amounts included in this column represent Company matching contributions under the 401(k) savings plan. Mr. Davis also received a car allowance of $6,389 and $7,302 in 2007 and 2006 respectively. Ms. Henry was reimbursed $2,321 for personal travel expenses during the first two months of 2006 and Mr. Shreiner had $146,706 in relocation earnings in 2007.

                  The following table sets forth information concerning grants of plan-based awards made during the fiscal year ended December 31, 2007 to the named executive officers:

                                                    GRANTS OF PLAN-BASED AWARDS

-----------------------------------------------------------------------------------------------------------------------------------
                             ESTIMATED FUTURE PAYOUTS     ESTIMATED FUTURE PAYOUTS
                                 UNDER NON-EQUITY          UNDER EQUITY INCENTIVE
                               INCENTIVE PLAN AWARDS            PLAN AWARDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    ALL OTHER   ALL OTHER
                                                                                      STOCK       OPTION
                                                                                     AWARDS:     AWARDS:
                                                                                    NUMBER OF   NUMBER OF   EXERCISE OR  GRANT DATE
                                                                                    SHARES OF   SECURITIES  BASE PRICE   FAIR VALUE
                                                                                    STOCK OR   UNDERLYING   OF OPTION    OF EQUITY
  NAME        GRANT DATE   THRESHOLD   TARGET    MAXIMUM  THRESHOLD TARGET MAXIMUM    UNITS      OPTIONS      AWARDS       AWARDS
                                        (1)                                            (2)
----------------------------------------------------------------------------------------------------------------------------------
            2/6/2007 (STIP)  $86,539  $357,600   $643,680
JOHN SHORT -----------------------------------------------------------------------------------------------------------------------
            2/6/2007 (LTIP) $130,151  $433,836   $759,213
----------------------------------------------------------------------------------------------------------------------------------
            2/6/2007 (STIP)  $37,026  $153,000   $275,400
JAY        -----------------------------------------------------------------------------------------------------------------------
SHREINER    2/6/2007 (LTIP)  $24,750   $82,500   $144,375
           -----------------------------------------------------------------------------------------------------------------------
               2/6/2007                                                               16,420                             $247,449
----------------------------------------------------------------------------------------------------------------------------------
            2/6/2007 (STIP)  $41,987  $173,500   $312,300
PATRICIA   -----------------------------------------------------------------------------------------------------------------------
HENRY       2/6/2007 (LTIP)  $50,505  $168,350   $294,613
           -----------------------------------------------------------------------------------------------------------------------
               2/6/2007                                                               16,760                             $252,573
----------------------------------------------------------------------------------------------------------------------------------
            2/6/2007 (STIP)  $20,038   $82,800   $149,040
MARY       -----------------------------------------------------------------------------------------------------------------------
PATRICIA    2/6/2007 (LTIP)  $14,996   $49,987    $87,477
WELC       -----------------------------------------------------------------------------------------------------------------------
               2/6/2007                                                                6,630                              $99,914
----------------------------------------------------------------------------------------------------------------------------------
            2/6/2007 (STIP)  $17,787   $73,500   $132,300
           -----------------------------------------------------------------------------------------------------------------------
JEFF ZADOKS 2/6/2007 (LTIP)   $8,100   $27,000    $47,250
           -----------------------------------------------------------------------------------------------------------------------
               2/6/2007                                                                2,390                              $36,017
----------------------------------------------------------------------------------------------------------------------------------
            2/6/2007 (STIP)  $36,590  $151,200   $272,160
           -----------------------------------------------------------------------------------------------------------------------
TOM DAVIS   2/6/2007 (LTIP)  $24,466   $81,553   $142,718
(3)        -----------------------------------------------------------------------------------------------------------------------
               2/6/2007                                                               16,230                             $244,586
----------------------------------------------------------------------------------------------------------------------------------

(1) In February 2007, the Committee set the year's threshold, target, and maximum levels for each component of the financial performance goals with corresponding threshold, target, and maximum levels of payout based on the percentage of the goal achieved for both the short-term incentive plan (STIP) and the 3-year cash based long-term incentive plan (LTIP).

      For the 2007 STIP, if at least 85% of the targeted earnings per share goal were achieved, 30 percent of the target was to be paid. If 100% of the target earnings per share goal was achieved, 100% payout would have been made. A maximum of 200% of target would have been paid if 120% of the earnings per share goal was achieved. No payout was to be made if less than 85% of the targeted financial goal was achieved. With regard to the revenue target, if at least 85% of the targeted goal was achieved, 30% of the payout would have been made. If 100% of the goal was attained, 100% of the payout would have been made. The maximum payout of 200% would have been paid if 110% of the targeted revenue goal was achieved. For the Division level income and revenue performance objectives in Mss. Henry and Welc's plan the same achievement levels and award payout opportunities are required for an award payout on each respective component. With regards to performance based individual objectives, the award can range from 0% up to 100% of target.

      For the three-year LTIP performance cycles (2007-2009, payable in March 2010 and 2006-2008, payable in March 2009), if at least 80% of the targeted earnings per share goal is achieved, then 30% of the target payment will be paid. If 100% of the target earnings per share goal is achieved, then 100% of the target payment will be made. A maximum of 175% of target will be paid if 120% of the earnings per share goal is achieved. No payout is to be made if less than 80% of the targeted financial goal is achieved. With regard to the revenue target, if at least 80% of the targeted goal is achieved, then 30% of the target payment will be paid. If 100% of the goal is attained, then 100% of the target payment will be made. The maximum payout of 175% will be made if 110% of the targeted revenue goal is achieved. The 2006-2008 performance cycle included a
                                      25

     performance based individual objectives goal and the award can range from 0% up to 100% of target based on results. The 2007-2009 performance cycle has only earnings per share and revenue performance targets.

(2) The stock awards presented in this column reflect the number of awards granted for each named executive officer pursuant to our LTIP. Such awards were granted under the Company's 2006 Equity Incentive Plan.

(3) Each of the stock awards made to Mr. Davis were forfeited upon his resignation from the Company on November 1, 2007.

               The following table sets forth information concerning outstanding equity awards at December 31, 2007 for our named executive officers:

                                          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
--------------------------------------------------------------------------------------------------------------------------------
                                       OPTION AWARDS                                            STOCK AWARDS
               -----------------------------------------------------------------------------------------------------------------
                                             EQUITY                          NUMBER   MARKET       EQUITY
                                         INCENTIVE PLAN                        OF    VALUE OF  INCENTIVE PLAN  EQUITY INCENTIVE
                 NUMBER OF   NUMBER OF   AWARDS: NUMBER                      SHARES   SHARES   AWARDS: NUMBER     PLAN AWARDS:
                SECURITIES   SECURITIES   OF SECURITIES                     OR UNITS OR UNITS   OF UNEARNED    MARKET OR PAYOUT
                UNDERLYING   UNDERLYING    UNDERLYING                       OF STOCK OF STOCK  SHARES, UNITS,  VALUE OF UNEARNED
                UNEXERCISED  UNEXERCISED   UNEXERCISED   OPTION    OPTION     THAT     THAT       OR OTHER     SHARES, UNITS, OR
                  OPTIONS      OPTIONS      UNEARNED    EXERCISE EXPIRATION HAVE NOT HAVE NOT   RIGHTS THAT    OTHER RIGHTS THAT
   NAME         EXERCISABLE UNEXERCISABLE    OPTIONS      PRICE     DATE     VESTED   VESTED  HAVE NOT VESTED   HAVE NOT VESTED

                    (#)          (#)         (#) (1)       ($)                 (#)      ($)       (#) (2)             ($)
--------------------------------------------------------------------------------------------------------------------------------
                   30,000                                $10.22   1/26/2009
               -----------------------------------------------------------------------------------------------------------------
                   15,200                                $12.69   1/14/2010
               -----------------------------------------------------------------------------------------------------------------
                    4,861                                $39.50   1/14/2011
JOHN SHORT     -----------------------------------------------------------------------------------------------------------------
                    7,000                                $25.09   1/14/2012
               -----------------------------------------------------------------------------------------------------------------
                    6,300                                $18.93   1/16/2013
               -----------------------------------------------------------------------------------------------------------------
                  223,954                     26,046     $21.58    5/3/2014
--------------------------------------------------------------------------------------------------------------------------------
                    7,500                     22,500     $19.11   3/27/2016                         9,460          $213,418
JAY SHREINER   -----------------------------------------------------------------------------------------------------------------
                                                                                                   16,420          $370,435
--------------------------------------------------------------------------------------------------------------------------------
                    8,000                                $34.00   8/30/2010                         8,600          $194,016
               -----------------------------------------------------------------------------------------------------------------
                   60,000                                $22.63    3/6/2012                        16,760          $378,106
               -----------------------------------------------------------------------------------------------------------------
                   20,000                                $19.66  12/16/2013
PATRICIA HENRY -----------------------------------------------------------------------------------------------------------------
                    4,230                                $23.09  10/26/2014
               -----------------------------------------------------------------------------------------------------------------
                   10,143                                $27.99    2/8/2015
               -----------------------------------------------------------------------------------------------------------------
                                              22,142     $27.99    2/8/2015
--------------------------------------------------------------------------------------------------------------------------------
                   10,000                                $34.00   8/30/2010                         3,820           $86,179
               -----------------------------------------------------------------------------------------------------------------
MARY                5,000                                $40.00   8/29/2011                         6,630          $149,573
PATRICIA       -----------------------------------------------------------------------------------------------------------------
WELC                5,000                                $22.15   8/28/2012
               -----------------------------------------------------------------------------------------------------------------
                                              10,330     $27.99    2/8/2015
--------------------------------------------------------------------------------------------------------------------------------
                    5,000                                $18.00   12/1/2013                         1,260           $28,426
JEFF ZADOKS    -----------------------------------------------------------------------------------------------------------------
                                                                                                    2,390           $53,918
--------------------------------------------------------------------------------------------------------------------------------
                   15,000                                $34.00    2/1/2008
               -----------------------------------------------------------------------------------------------------------------
                   20,000                                $22.15    2/1/2008
TOM DAVIS      -----------------------------------------------------------------------------------------------------------------
                    5,020                                $23.09    2/1/2008
               -----------------------------------------------------------------------------------------------------------------
                   12,018                                $27.99    2/1/2008
--------------------------------------------------------------------------------------------------------------------------------

(1) On May 3, 2004, Dr. Short was granted an award of 250,000 options. 12.5% of his options vested on November 3, 2004, and his remaining options vest at the rate of 2.1% per month for each month thereafter. On February 8, 2005, Mr. Davis, Ms. Henry and Ms. Welc were granted 26,250, 22,142 and 10,330 options, respectively. These three-year cliff vesting options were subject to performance-based vesting conditions based on the attainment of performance standards for the 2005-2007 performance period. All of the remaining options listed in this column vest at the rate of 25% per year over the first four years of the award's ten-year term.

(2) All stock awards listed in this column were granted under the LTIP and will vest on the third anniversary of the date of the award.

                                      26

                  The following table sets forth information concerning each exercise of options and the vesting of restricted stock during the fiscal year ended December 31, 2007 by the named executive officers:

                                OPTION EXERCISES AND STOCK VESTED
------------------------------------------------------------------------------------------------
                                      OPTION AWARDS                     STOCK AWARDS
                            --------------------------------------------------------------------
                                                    VALUE                            VALUE
                              NUMBER OF SHARES   REALIZED ON   NUMBER OF SHARES   REALIZED ON
        NAME                ACQUIRED ON EXERCISE   EXERCISE  ACQUIRED ON VESTING    VESTING

                                     (#)             ($)             (#)              ($)
------------------------------------------------------------------------------------------------
JOHN SHORT                            15,000        $73,939
------------------------------------------------------------------------------------------------

JAY SHREINER
------------------------------------------------------------------------------------------------

PATRICIA  HENRY
------------------------------------------------------------------------------------------------

MARY PATRICIA WELC
------------------------------------------------------------------------------------------------

JEFF ZADOKS
------------------------------------------------------------------------------------------------

TOM DAVIS                            140,854     $1,409,324
------------------------------------------------------------------------------------------------

                  The Company does not offer any type of pension or qualified defined benefit retirement plan.


                                       PENSION BENEFITS
---------------------------------------------------------------------------------------------
                                                           PRESENT VALUE OF
                                          NUMBER OF YEARS     ACCUMULATED   PAYMENTS DURING
           NAME             PLAN NAME    CREDITED SERVICE     BENEFIT      LAST FISCAL YEAR

                                               (#)              ($)              ($)
---------------------------------------------------------------------------------------------
JOHN SHORT
---------------------------------------------------------------------------------------------

JAY SHREINER
---------------------------------------------------------------------------------------------

PATRICIA  HENRY
---------------------------------------------------------------------------------------------

MARY PATRICIA WELC
---------------------------------------------------------------------------------------------

JEFF ZADOKS
---------------------------------------------------------------------------------------------

TOM DAVIS
---------------------------------------------------------------------------------------------

                  The Company does not offer any type of pension or qualified defined benefit retirement plan.

                  Only Mr. Zadoks and Mr. Davis participated in the Company's nonqualified deferred compensation plan during 2007. The following table sets forth information concerning contributions, earnings, and balances under our nonqualified deferred compensation plans for Mr. Zadoks and Mr. Davis as of December 31, 2007:


                                       NONQUALIFIED DEFERRED COMPENSATION
----------------------------------------------------------------------------------------------------------------
                                BEGINNING                   REGISTRANT    AGGREGATE    AGGREGATE    AGGREGATE
                               BALANCE ON    EXECUTIVE     CONTRIBUTIONS  EARNINGS   WITHDRAWALS/  BALANCE AT
          NAME                  1/1/2007   CONTRIBUTIONS    IN LAST FY   IN LAST FY  DISTRIBUTIONS  LAST FYE
                               ---------------------------------------------------------------------------------
                                   ($)          ($)             ($)          ($)          ($)          ($)

----------------------------------------------------------------------------------------------------------------
 JOHN SHORT                                      N/A            N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------

 JAY SHREINER                                    N/A            N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------

 PATRICIA HENRY                                  N/A            N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------

 MARY PATRICIA WELC                              N/A            N/A          N/A          N/A          N/A
----------------------------------------------------------------------------------------------------------------

 JEFF ZADOKS                      $13,439        $13,494          $270          $778          $0        $27,981
----------------------------------------------------------------------------------------------------------------

 TOM DAVIS - TOTAL               $710,505        $85,776        $1,716       $29,390  ($682,359)       $145,028
----------------------------------------------------------------------------------------------------------------

 TOM DAVIS - SCHWAB               $54,129        $85,776        $1,716        $2,764          $0       $144,385
----------------------------------------------------------------------------------------------------------------

 TOM DAVIS- MERRILL LYNCH        $656,376             $0            $0       $26,626  ($682,359)           $643
----------------------------------------------------------------------------------------------------------------

                  For both participants, no contributions were attributed to a 401(k) refund. The participant contributions reported above are included in the salary compensation that was already reported in the summary compensation table. Only registrant contributions and aggregate earnings are additional compensation.

                  The Company provides a voluntary nonqualified deferred compensation program under which the named executive officers and other key executives may defer up to 70% of their annual base salary and up to 70% of their annual and long-term cash-based incentive awards. In addition, if any contributions are made to the qualified 401(k) savings plan that exceed the limitations established by the Internal Revenue Service, participants may have the excess deferred under the nonqualified deferred compensation plan.

                  Each year participants can elect to defer compensation in the plan that is administered for RehabCare Group, Inc. by Schwab Retirement Plan Services Inc. The plan closely reflects the same family of funds that are offered under the qualified 401(k) plan. Participants may elect to invest their money in one or more of the 10 mutual funds that are available under the plan. Participants can also elect to change investment options or transfer existing funds at any time throughout the year. The plan does not offer a guaranteed rate of return fund election - but does provide a money market fund. Deferred compensation account balances appreciate or lose value based on how the selected funds perform. During the annual enrollment election process participants are provided the opportunity to elect distribution payouts for the covered compensation. The plan provides for payouts at a future date either while currently employed or upon termination from the Company. Participants can elect to receive either a lump sum payment or annual installments for up to ten (10) years.

                  The current plan was adopted effective as of July 1, 2005 to comply with Sec 409(a) of the IRS tax code. A committee comprised of our chief financial officer, Jay Shreiner, and other managers are responsible for administering the plan. The committee reviews each quarter the performance of the plan and information provided by Schwab Retirement Plan Services Inc. In 2007, the American Funds American Balanced fund was removed, and replaced with the Van Kampen Equity Income fund. The overall investment strategy was not altered as a result of this change.

                  Prior to 2005, the Company offered a deferred compensation plan which was and continues to be administered by Merrill Lynch Trust Company. At that time the plan was restricted from future receipt of compensation and it is in the process of being phased out. The plan permitted employees at the Vice President level and above to defer up to 100% of their annual base salary and up to 100% of their annual and long-term cash-based incentive awards. In addition, if any contributions were made to the qualified RehabCare 401(k) Plan that exceeded the limitations established by the Internal Revenue Service, participants were permitted to have the excess deferred under the nonqualified plan. Each year participants could elect to defer compensation into the plan which was administered by Merrill Lynch Trust Company. Participants could elect to invest their money in one or more of the mutual funds that are available under the plan. Participants can also elect to change investment options or transfer existing funds at any time throughout the year. The plan does not offer a guaranteed rate of return fund election - but does provide a money market fund. Deferred compensation account balances appreciate or lose value based on how the selected funds perform. During the annual enrollment election process participants were provided the opportunity to elect distribution payouts for the covered compensation. The plan provided for payouts at a future date either while currently employed or upon termination from the Company. Participants could elect to receive either lump sum payments or annual installments for up to ten (10) years.

           POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

                  The tables below reflect the amount of compensation that each named executive officer would be entitled to if the conditions to the entitlement to such compensation discussed below had been satisfied on December 31, 2007. The amounts payable to any named executive officer can only be determined at the time, and based on the actual facts and circumstances of a given named executive officer's actual separation of employment from the Company. Mr. Davis voluntarily resigned from the Company in November 2007.

                   ------------------------------------------------------------------------------
                   NAME OF PARTICIPANT:                           TERMINATION FOR GOOD REASON OR
                   JOHN SHORT                                             WITHOUT CAUSE
                   ------------------------------------------------------------------------------
                                                                  INVOLUNTARY         CHANGE IN
                                                                  TERMINATION          CONTROL
                   TYPE OF PAYMENT                                    $                   $
                   ------------------------------------------------------------------------------
                   Salary Continuation                            $1,192,000
                   ------------------------------------------------------------------------------

                   Annual Incentive                                 $139,604
                   ------------------------------------------------------------------------------

                   Option Awards                                                         $25,525
                   ------------------------------------------------------------------------------

                   Performance Plan                                      N/A            $422,712
                   ------------------------------------------------------------------------------

                   Welfare Benefits                                   $6,865              $6,865
                   ------------------------------------------------------------------------------

                   Outplacement                                      $12,000             $12,000
                   ------------------------------------------------------------------------------

                   Excise Tax and Gross Up                                            $1,432,164
                   ------------------------------------------------------------------------------

                   Severance Payments                                                 $2,557,056
                   ------------------------------------------------------------------------------

                   Total                                          $1,350,469          $4,456,322
                   ------------------------------------------------------------------------------


                  The Company currently has a termination compensation agreement with Dr. Short, our chief executive officer. Under the agreement, upon termination of employment by Dr. Short for good reason or by the Company without cause prior to a change in control, the Company will continue to pay for a period of 24 months after the termination date monthly payments to Dr. Short equal to one-twelfth of the sum of his then-current annual salary and the average of his annual STIP bonuses paid with respect to the three fiscal years with the Company ending before his termination. If Dr. Short's employment is terminated within two years after a change in control by the Company without cause, or by Dr. Short for any reason, he will be entitled to a lump-sum cash payment equal to 2.99 times his then-current annual salary plus 2.99 times an amount determined by multiplying his then-current annual salary on the termination date and the average of his annual STIP bonuses paid with respect to the three fiscal years with the Company ending before his termination. In addition, Dr. Short will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the Company.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2007 and 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested (performance stock based grants shall be deemed to have been fully performed and performance targets fully met); and for the cash based plan(s), the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the change in control date or target award level.

                  In any of the above-described terminations, Dr. Short will also be entitled to the continuation of his health and welfare benefits for up to two years after the date of termination. In the case of a pre-change in control termination, all time based vested stock-based awards that would have become exercisable within six months of the termination date will vest and become exercisable as of the termination date and shall remain exercisable in accordance with the original terms of the grant, and any outstanding performance stock will vest on a pro-rated basis at the target award level (using a fraction multiplier with the denominator of 36 and a numerator of the number of months in the performance period which have elapsed at the date of termination). In the case of a change in control, all unexpired stock-based awards will vest and become fully exercisable as of the date of the change in control and will remain exercisable in accordance with the original terms of the grant. Dr. Short will also be entitled to executive-level outplacement services by a vendor selected by the Company.

                  The agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of his employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject the executive officer to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the named executive. Dr. Short's agreement was modified in December 2007 such that any payments by the Company that would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended, shall be decreased to the greatest amount that could be paid to him that would not give rise to any such excise taxes.

                  A change in control transaction, as defined in Dr. Short's agreement, is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of a majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Dr. Short's failure to substantially perform his assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Dr. Short to lesser duties, a reduction in or cancellation of his salary, bonus, compensation or other benefit plans, his relocation to a new metropolitan area, or any breach of the agreement by the Company.



                   ------------------------------------------------------------------------------
                   NAME OF PARTICIPANT:                           TERMINATION FOR GOOD REASON OR
                   JAY SHREINER                                           WITHOUT CAUSE
                   ------------------------------------------------------------------------------
                                                                   INVOLUNTARY        CHANGE IN
                                                                   TERMINATION         CONTROL
                   TYPE OF PAYMENT                                     $                  $
                   ------------------------------------------------------------------------------
                   Salary Continuation                              $340,000
                   ------------------------------------------------------------------------------

                   Annual Incentive                                 $153,000
                   ------------------------------------------------------------------------------

                   Option Awards                                                         $77,625
                   ------------------------------------------------------------------------------

                   Restricted Stock                                                     $583,853
                   ------------------------------------------------------------------------------

                   Performance Plan                                      N/A             $77,917
                   ------------------------------------------------------------------------------

                   Welfare Benefits                                   $6,898             $10,347
                   ------------------------------------------------------------------------------

                   Outplacement                                      $12,000             $12,000
                   ------------------------------------------------------------------------------

                   Excise Tax and Gross Up                                              $546,714
                   ------------------------------------------------------------------------------

                   Severance Payments                                                   $892,500
                   ------------------------------------------------------------------------------

                   Total                                            $511,898          $2,200,956
                   ------------------------------------------------------------------------------

                  Mr. Shreiner has a termination compensation agreement which, upon termination of employment by him for good reason or by the Company without cause prior to change in control, provides that the Company will continue to pay for 12 months after the termination date monthly payments equal to one-twelfth of his then-current salary and target bonus for the year in which the termination occurs. If Mr. Shreiner's employment is terminated within two years after a change in control by him for good reason or by the Company without cause, he will be entitled to a lump-sum cash payment equal to
1.5 times his then current annual salary plus 1.5 times his target bonus in the year that the change in control occurs. In addition, Mr. Shreiner will also be entitled to receive an amount equal to his target bonus percentage for the year that the change in control occurs multiplied by his then-current annual salary on the termination date, prorated for the portion of the year during which he was employed by the Company.

                  With regard to outstanding (or unvested) long-term incentive awards made in 2007 and 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the change in control date or target award level.

                  In any of the above-described pre-change in control terminations, Mr. Shreiner will also be entitled to the continuation of his health and welfare benefits for up to twelve months after the date of termination. In the case of a termination after a change in control transaction, Mr. Shreiner will be entitled to the continuation of his health and welfare benefits for up to eighteen months after the date of termination. In either case, Mr. Shreiner will be entitled to executive-level outplacement services by a vendor selected by the Company.

                  Mr. Shreiner's agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject Mr. Shreiner to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the officer.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Mr. Shreiner's failure to substantially perform his assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Mr. Shreiner to lesser duties, a reduction in or cancellation of his salary, bonus, compensation or other benefit plans, his relocation to a new metropolitan area, or any breach of the agreement by the Company.

                   ------------------------------------------------------------------------------
                   NAME OF PARTICIPANT:                           TERMINATION FOR GOOD REASON OR
                   PATRICIA HENRY                                         WITHOUT CAUSE
                   ------------------------------------------------------------------------------
                                                                   INVOLUNTARY        CHANGE IN
                                                                   TERMINATION         CONTROL
                   TYPE OF PAYMENT                                     $                  $
                   ------------------------------------------------------------------------------

                   Salary Continuation                              $347,000
                   ------------------------------------------------------------------------------

                   Annual Incentive                                 $173,500
                   ------------------------------------------------------------------------------

                   Restricted Stock                                                     $572,122
                   ------------------------------------------------------------------------------

                   Performance Plan                                      N/A            $156,117
                   ------------------------------------------------------------------------------

                   Welfare Benefits                                   $6,182              $9,272
                   ------------------------------------------------------------------------------

                   Outplacement                                      $12,000             $12,000
                   ------------------------------------------------------------------------------

                   Excise Tax and Gross Up                                              $551,588
                   ------------------------------------------------------------------------------

                   Severance Payments                                                   $954,250
                   ------------------------------------------------------------------------------

                   Total                                            $538,682          $2,255,349
                   ------------------------------------------------------------------------------

                  Ms. Henry has a termination compensation agreement which, upon termination of employment by her for good reason or by the Company without cause prior to change in control, provides that the Company will continue to pay for 12 months after the termination date monthly payments equal to one-twelfth of the executive's then-current salary and target bonus for the year in which the termination occurs. If Ms. Henry's employment is terminated within two years after a change in control by her for good reason or by the Company without cause, she will be entitled to a lump-sum cash payment equal to 1.5 times her then current annual salary plus 1.5 times her target bonus in the year that the change in control occurs. In addition, Ms. Henry will also be entitled to receive an amount equal to her target bonus percentage for the year that the change in control occurs multiplied by her then-current annual salary on the termination date, prorated for the portion of the year during which she was employed by the Company.


                  With regards to outstanding (or unvested) long-term incentive awards made in 2007 and 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the change in control date or target award level.

                  In any of the above-described pre-change in control terminations, Ms. Henry will also be entitled to the continuation of her health and welfare benefits for up to twelve months after the date of termination. In the case of a termination after a change in control transaction, Ms. Henry will be entitled to the continuation of her health and welfare benefits for up to eighteen months after the date of termination. In either case, Ms. Henry will be entitled to executive-level outplacement services by a vendor selected by the Company.

                  Ms. Henry's agreement also contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject Ms. Henry to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the officer.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Ms. Henry's failure to substantially perform her assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Ms. Henry to lesser duties, a reduction in or cancellation of her salary, bonus, compensation or other benefit plans, her relocation to a new metropolitan area, or any breach of the agreement by the Company.

                   ------------------------------------------------------------------------------
                   NAME OF PARTICIPANT:                           TERMINATION FOR GOOD REASON OR
                   MARY PATRICIA WELC                                     WITHOUT CAUSE
                   ------------------------------------------------------------------------------
                                                                   INVOLUNTARY        CHANGE IN
                                                                   TERMINATION         CONTROL
                   TYPE OF PAYMENT                                     $                  $
                   ------------------------------------------------------------------------------

                   Salary Continuation                              $207,000
                   ------------------------------------------------------------------------------

                   Annual Incentive                                  $82,800
                   ------------------------------------------------------------------------------

                   Restricted Stock                                                     $235,752
                   ------------------------------------------------------------------------------

                   Performance Plan                                      N/A             $49,987
                   ------------------------------------------------------------------------------

                   Welfare Benefits                                   $5,293              $7,057
                   ------------------------------------------------------------------------------

                   Outplacement                                      $12,000             $12,000
                   ------------------------------------------------------------------------------

                   Excise Tax and Gross Up
                   ------------------------------------------------------------------------------

                   Severance Payments                                                   $372,600
                   ------------------------------------------------------------------------------

                   Total                                            $307,093            $677,396
                   ------------------------------------------------------------------------------

                  Ms. Welc is covered by a severance plan for Company Senior Vice Presidents which, upon termination of employment by her for good reason or by the Company without cause prior to change in control, provides that the Company will continue to pay for 12 months after the termination date monthly payments equal to one-twelfth of her then-current salary and target bonus for the year in which the termination occurs.

                  Ms. Welc has a termination compensation agreement which, if her employment is terminated within two years after a change in control by the executive for good reason or by the Company without cause, she will be entitled to a lump-sum cash payment equal to 1.0 times her then-current annual salary plus 1.0 times her target bonus in the year that the change in control occurs. In addition, Ms. Welc will also be entitled to receive an amount equal to her target bonus percentage for the year that the change in control occurs multiplied by her then-current annual salary on the termination date, prorated for the portion of the year during which she was employed by the Company.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2007 and 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the change in control date or target award level.

                  In any of the above-described pre-change in control terminations, Ms. Welc will also be entitled to the continuation of her health and welfare benefits for up to nine months after the date of termination. In the case of a termination after a change in control transaction, Ms. Welc will be entitled to the continuation of her health and welfare benefits for up to twelve months after the date of termination. Under either plan, Ms. Welc will be entitled to executive-level outplacement services by a vendor selected by the Company.

                  Both the severance plan and the termination compensation agreement contain non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  If the value of the cash payments and the continuation or acceleration of benefits upon termination under any of the termination compensation agreements would subject Ms. Welc to the payment of a federal excise tax as "excess parachute payments," the Company will make an additional "gross-up" payment to cover the additional taxes owed by the officer.

                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                  "Cause" generally means Ms. Welc's failure to substantially perform her assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Ms. Welc to lesser duties, a reduction in or cancellation of her salary, bonus, compensation or other benefit plans, her relocation to a new metropolitan area, or any breach of the agreement by the Company.

                   ------------------------------------------------------------------------------
                   NAME OF PARTICIPANT:                           TERMINATION FOR GOOD REASON OR
                   JEFF ZADOKS                                            WITHOUT CAUSE
                   ------------------------------------------------------------------------------
                                                                   INVOLUNTARY         CHANGE IN
                                                                   TERMINATION          CONTROL
                   TYPE OF PAYMENT                                     $                   $
                   ------------------------------------------------------------------------------

                   Salary Continuation                              $157,500
                   ------------------------------------------------------------------------------

                   Annual Incentive                                  $36,750             $73,500
                   ------------------------------------------------------------------------------

                   Restricted Stock                                                      $82,344
                   ------------------------------------------------------------------------------

                   Performance Plan                                      N/A             $25,500
                   ------------------------------------------------------------------------------

                   Welfare Benefits                                   $7,395
                   ------------------------------------------------------------------------------

                   Outplacement                                      $12,000
                   ------------------------------------------------------------------------------

                   Excise Tax and Gross Up
                   ------------------------------------------------------------------------------

                   Severance Payments
                   ------------------------------------------------------------------------------

                   Total                                            $213,645            $181,344
                   ------------------------------------------------------------------------------


                  Mr. Zadoks is covered by a severance plan for Company Vice Presidents which, upon termination of employment by him for good reason or by the Company without cause prior to change in control, provides that the Company will continue to pay for 9 months after the termination date monthly payments equal to one-twelfth of his then-current salary. Mr. Zadoks will also be entitled to the continuation of his health and welfare benefits for up to nine months after the date of termination and to executive-level outplacement services by a vendor selected by the Company.

                  "Cause" generally means Mr. Zadoks's failure to substantially perform his assigned duties or willful misconduct materially injurious to the Company. "Good reason" generally means the assignment of Mr. Zadoks to lesser duties, a reduction in or cancellation of his salary, bonus, compensation or other benefit plans, his relocation to a new metropolitan area, or any breach of the agreement by the Company.

                  The severance plan contains non-compete and non-solicitation covenants that extend for one year after termination of the executive officer's employment as well as confidentiality provisions protecting the confidential data and information of the Company.

                  With regards to the outstanding short-term incentive award made in 2007, if Mr. Zadoks's employment is involuntarily terminated through job elimination or not for cause, the award will be prorated on 50% of the stated target award opportunity and the number of days the incumbent actually participated in the plan during the calendar year. If Mr. Zadoks is terminated, due to a change in control, the award will be prorated based on the date of the change in control using the greater of actual performance at the change in control date or target award level.

                  With regards to outstanding (or unvested) long-term incentive awards made in 2007 and 2006 - in the event of a change in control - all equity award restrictions lapse and become fully vested; and for the cash based plan, the award will be prorated to the date of change in control based on the target award opportunity of the incumbent using the greater of actual performance at the change in control date or target award level.


                  A change in control transaction is generally:

                  o an acquisition by any one person or group of 30% or more of our outstanding common stock;

                  o the replacement of the majority of our directors by one or more third parties under common control;

                  o stockholder approval of a reorganization, merger or consolidation that changes the stock ownership of 50% or more of the Company's outstanding voting stock or a majority of the Company's directors; or

                  o approval by the stockholders of a complete liquidation or dissolution of us or the sale of substantially all of our assets.

                                                       DIRECTOR COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   CHANGE IN PENSION
                                                                                       VALUE AND
                              FEES                                                   NONQUALIFIED
                            EARNED OR                              NON-EQUITY          DEFERRED
                             PAID IN     STOCK      OPTION       INCENTIVE PLAN      COMPENSATION        ALL OTHER
            NAME              CASH      AWARDS      AWARDS        COMPENSATION         EARNINGS         COMPENSATION        TOTAL
                             ($) (1)    ($) (2)       ($)              ($)                                  ($)              ($)
-----------------------------------------------------------------------------------------------------------------------------------
COLLEEN CONWAY-WELCH         $50,000    $69,659                                                                           $119,659
-----------------------------------------------------------------------------------------------------------------------------------
ANTHONY S. PISZEL            $55,000    $69,659                                                                           $124,659
-----------------------------------------------------------------------------------------------------------------------------------
SUZAN L. RAYNER              $40,000    $69,659                                                                           $109,659
-----------------------------------------------------------------------------------------------------------------------------------
HARRY E. RICH                $81,000    $69,659                                                                           $150,659
-----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER T. HJELM         $20,000    $32,095                                                                            $52,095
-----------------------------------------------------------------------------------------------------------------------------------
LARRY WARREN                 $41,000    $69,659                                                                           $110,659
-----------------------------------------------------------------------------------------------------------------------------------
THEODORE M. WIGHT            $85,000    $69,659                                                                           $154,659
-----------------------------------------------------------------------------------------------------------------------------------

(1) In 2007, each non-executive director received an annual cash retainer of $40,000, except Mr. Hjelm. Mr. Hjelm received six months of the annual cash retainer as his service on the Board began on July 31, 2007. Harry
     E. Rich, as the non-executive Chairman of the Board, received an additional annual cash retainer of $40,000 for the additional time, effort, service, and assistance that such role entails. Mr. Rich also received $1,000 for a site visit in 2007. Anthony S. Piszel, as the chair of the Audit Committee, received an additional annual cash retainer of $15,000 for the additional time, effort, service, and assistance that such role entails. Mr. Warren received an additional $1,000 for a site visit. Theodore Wight, as the chair of the Compensation and Nominating/Corporate Governance Committee, and Colleen Conway-Welch, as the chair of the Compliance Committee, each received an additional annual cash retainer of $10,000 for the additional time, effort, service, and assistance that those roles entail. Mr. Wight also received $5,000 for five site visits and a one time payment of $30,000 for his efforts relating to the negotiation of the employment agreement with Dr. Short as well as other activities related to the recruiting of senior management.

(2) In 2007, each non-executive director, other than Mr. Hjelm, received an annual grant of 5,000 shares of restricted stock as of January 16, 2007. Mr. Hjelm was awarded 2,500 shares of restricted stock as of July 31, 2007, the date he joined the Board. The grant date fair value of restricted stock awards granted to directors in 2007 was as follows:
     Colleen Conway-Welch - $72,850; Anthony S. Piszel - $72,850;

                                      39


     Suzan L. Rayner - $72,850; Harry E. Rich - $72,850; Larry Warren - $72,850; Theodore Wight - $72,850; and Christopher T. Hjelm - $35,425. The dollar amount reflects the costs recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 in accordance with FAS 123(R), excluding estimated forfeitures.

                  In October of 2006, the Board and the Company's management conferred with the Company's independent consultant, Hewitt Associates, as well as the Compensation and Nominating/Corporate Governance Committee's independent consultant, Frederic W. Cook, to help ensure that the level, structure, and amount of compensation paid to the Company's directors is fair, reasonable, and competitive. Director compensation and all relevant market and benchmark data was considered by the committee and then approved by the full Board. Prior to these pay changes the compensation levels had remained constant since 2003.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  The Compensation and Nominating/Corporate Governance Committee is responsible for reviewing and approving or rejecting all proposed related party transactions. In doing so, the Committee is guided by the terms and provisions of our (i) Corporate Governance Guidelines, (ii) Code of Business Conduct and Organizational Ethics, (iii) Code of Conduct for Senior Executives and Financial Officers, and (iv) Compliance Plan. The Committee seeks to ensure that any transaction between the Company and a related party is made at arm's length, avoids even the appearance of any impropriety, and is commercially fair and reasonable to the Company.

                  On September 1, 2006, the Company and 55JS, Ltd., a Company that is owned and controlled by the Company's CEO, Dr. Short, entered into a Non-Continuous Dry Lease Agreement relative to a Learjet 35 (the "Aircraft") owned by 55JS. Pursuant to the terms of the agreement, the Aircraft (without a flight crew) is made available by 55JS to us for private air transportation consistent with all requirements of the Federal Aviation Regulations. The agreement requires that we reimburse 55JS for all variable operating expenses incurred when the Aircraft is used on Company business. The agreement provides that we shall reimburse 55JS for a pro rated share of the fixed ownership expenses of 55JS. The agreement further provides that, in no event, shall 55JS be entitled to total reimbursement in excess of an amount that equals the average market cost of three charter operators in the St. Louis region for the same type of aircraft based on the same number of flight hours. The agreement superseded a previous agreement that was in effect between the parties prior to September 1, 2006. During 2007, we purchased air transportation services from 55JS at an approximate cost of $457,000.

                  Mary Wilkes, who lives in the same household as our CEO, Dr. Short, is Senior Managing Director of our Phase 2 Consulting, Inc. subsidiary. In such capacity, Ms. Wilkes is responsible for seeking new consulting engagements and working on such engagements. In 2007, Ms. Wilkes earned total compensation of $590,836, which is comprised of regular earnings in the amount of $331,425, and bonus payments in the amount of $259,411.

                                 PROPOSAL II.

 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm (independent auditors) for the fiscal year ended December 31, 2008 and the Board of Directors is asking for ratification of this appointment. Although we are not required to seek shareholder ratification of our independent registered public accounting firm because the Audit Committee is required under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the Securities and

Exchange Commission to have responsibility for the appointment of our independent auditors, this proposal is put before you in order to seek your views on this important corporate matter. If you do not ratify the appointment, the Audit Committee will take the matter under advisement. We anticipate that representatives of KPMG LLP will attend the annual meeting. Such representatives will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

                  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements, and fees billed for other services rendered by KPMG LLP for the fiscal years shown.

                                                   FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                   DECEMBER 31, 2007        DECEMBER 31, 2006
                                                   -----------------        -----------------

     Audit Fees (1)  ...............                $    724,800            $      781,150
     Audit-Related Fees (2) ........                     116,112                   268,420
     Tax Fees (3)  .................                       4,735                    39,045
     All Other Fees (4)  ...........                          --                        --
                                                    ============            ==============
        Total ......................                $    845,647            $    1,088,615

--------------------
(1) Audit Fees consist of fees for professional services rendered for the audit of our financial statements included in our Form 10-K during the years ended December 31, 2007 and 2006, review of our Form 10-Qs and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagement.


(2) Audit Related Fees consist of fees rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." This category includes fees related primarily to an audit of our employee benefit plans for 2007 and 2006, the audit of separate entity financial statements for one of our subsidiaries for 2007 and 2006 and due diligence procedures related to acquisitions in 2006.

(3) Tax Fees consist of fees rendered for professional services for federal and state tax compliance and tax consulting and advice. For 2007 and 2006, all tax fees were paid for tax consulting and advisory services.

(4) All Other Fees consist of fees for products and services other than the services reported above.

                  Our Audit Committee has established a policy requiring the approval of all audit engagement fees and terms and the pre-approval of all non-audit services provided to us by KPMG LLP. The policy prohibits the Audit Committee from delegating to management the Committee's responsibility to pre-approve permitted services of our independent auditor.

                  During 2007 and 2006, the Audit Committee pre-approved all of the fees for services covered under the captions "Audit Fees," "Audit Related Fees," "Tax Fees," and "All Other Fees" for fiscal years 2007 and 2006.

                  Prior to retaining KPMG LLP to provide any non-audit services, the Audit Committee considered whether KPMG LLP's provision of all these services was compatible with maintaining the independence of KPMG LLP and determined that the provision of these services would not interfere with KPMG LLP's independence.

                  The affirmative vote of a majority of the shares of our common stock voting in person or by proxy at the annual meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2008.

Our Board of Directors recommends a vote "FOR" ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2008.


                         REPORT OF THE AUDIT COMMITTEE

DUTIES AND RESPONSIBILITIES

                  The primary function of the Audit Committee is oversight of our financial reporting process on behalf of our Board of Directors. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the maintenance of appropriate accounting and financial reporting practices and policies and internal controls and procedures designed to provide reasonable assurances that the Company is in compliance with applicable accounting standards, laws and regulations. The Company's independent auditors, KPMG LLP, are responsible for planning and performing a proper audit of the Company's annual financial statements and performing reviews of the Company's quarterly financial statements prior to the filing of each of these reports with the Securities and Exchange Commission.

                  The officers and employees of the Company who are responsible for the financial management of the Company and the independent auditors have more time, knowledge and detailed information regarding the Company and its financial information than do the Committee members. Consequently, in carrying out our responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditors' work. Each member of the Committee is entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which he or she receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

                  In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements and management's report on the effectiveness of our internal control over financial reporting in our Annual Report on Form 10-K with management. In connection with its review of the financial statements, the Committee discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles and on management's report on the effectiveness of our internal control over financial reporting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, replace the independent auditors. The Audit Committee also oversees the performance of the Company's internal audit function.

DISCLOSURE POLICY

                  We adopted a Corporate Disclosure Policy effective October 25, 2004, and we amended it on March 3, 2006. This policy covers all employees and Board members of the Company as to completeness and accuracy of disclosures made in public filings and as required under Regulation Fair Disclosure.

CHARTER

                  The Audit Committee operates pursuant to a charter, which was approved and adopted by the Board of Directors first on May 10, 2000, and which was amended on August 27, 2003, July 27, 2004 and October 30, 2006. The charter and our performance are reassessed annually by our members. The Audit Committee charter can be found on our website at www.rehabcare.com, under the "For Our Investors" section, and is available to any shareholder who requests it.

INDEPENDENCE AND QUALIFICATION OF MEMBERS

                  Our Board of Directors has determined that each of the members of the Audit Committee is independent within the meaning of the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended, and that each of the Committee members possesses the financial qualifications required of Audit Committee members under the Exchange Act. Our Board has determined Anthony S. Piszel meets the Securities and Exchange Commission's requirements for, and has designated him as, Audit Committee financial expert.

INDEPENDENCE OF AUDITORS FROM MANAGEMENT

                  The Committee meets with the independent auditors, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Committee reviewed with the independent auditors the acceptability of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including, but not limited to, those matters required to be discussed under SAS 114 (Communication With Audit Committees). The Committee has received from the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In connection with this disclosure, the Committee has discussed with the independent auditors the auditors' independence from management and us.

                  We discussed with KPMG LLP their independence from the Company and management and considered the auditor's independence for all audit and non-audit services performed. We meet privately with the independent auditors, have the sole authority to retain and dismiss the independent auditors and periodically review their performance and independence from management. The independent auditors have unrestricted access and report directly to the Committee. The Audit Committee has sole authority to approve all audit engagement fees and terms and pre-approve all non-audit services.

                  We have the authority to conduct any investigation we deem appropriate in fulfilling our responsibilities and have the ability to retain, at the Company's expense, any legal, accounting or other consultants we deem necessary in the performance of our duties without the prior approval of the full Board of Directors.

                  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

ANNUAL EVALUATION OF MEMBERS

                  We annually evaluate the performance of the Committee and its members and report our conclusions to the Board of Directors. No Audit Committee member serves on the Audit Committee of more than two other public companies.


                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
          ANTHONY S. PISZEL    HARRY E. RICH    CHRISTOPHER T. HJELM


                           PROPOSALS OF STOCKHOLDERS

                  Proposals of stockholders and nominations for directors intended to be presented at the 2009 annual meeting of stockholders must be received by our corporate secretary, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105, by not later than December 1, 2008, for consideration for inclusion in the proxy statement and proxy card for that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies. Stockholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2009 annual meeting of stockholders only if written notice of the proposal is received by us by not earlier than January 29, 2009 and not later than February 28, 2009.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of our outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the reports furnished to us and written representations from our directors and executive officers, we believe that our directors and executive officers complied with all applicable Section 16(a) filing requirements during the year ended December 31, 2007, except as follows:

                  (1) Tom Davis, David Groce, Jay Shreiner, Jeff Zadoks, and Patricia Henry received grants of restricted shares on February 6, 2007 that were inadvertently not reported on Form 4 until February 26, 2007; and

                  (2) Mary Patricia Welc became an executive officer subject to Section 16(a) filing requirements on February 6, 2007, but this event was inadvertently not reported on a Form 3 until February 26, 2007.

                                 ANNUAL REPORT

                  We have simultaneously mailed our Annual Report for the year ended December 31, 2007, to our stockholders. A copy of our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission (excluding exhibits), may be obtained by any stockholder, without charge, upon making a written or telephone request to Betty Cammarata, Investor Relations, 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105, telephone 800-677-1238, or by accessing our Internet site at www.rehabcare.com and clicking on the "For Our Investors" section.

                           HOUSEHOLDING OF MATERIALS

                  In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at 800-677-1238, or send a written request to Betty Cammarata, Investor Relations, RehabCare Group, Inc., 7733 Forsyth Boulevard, Suite 2300, St. Louis, Missouri 63105. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above.

                  Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

                                 OTHER MATTERS

                  As of the date of this proxy statement, our Board of Directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the annual meeting other than those specifically referred to herein. If, however, any other matters should properly come before the annual meeting, it is the intention of the persons named as proxies to vote the shares represented by proxy cards granting such proxies discretionary authority to vote on such other matters in accordance with their judgment as to our best interest on such matters.


                                       Patricia S. Williams
                                       Senior Vice President, General Counsel &
                                       Corporate Secretary





March 31, 2008

[REHABCARE LOGO]

                                    ELECTRONIC VOTING INSTRUCTIONS

                                    YOU CAN VOTE BY INTERNET OR TELEPHONE!
                                    AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

                                    Instead of mailing your proxy, you may
                                    choose one of the two voting methods
                                    outlined below to vote your proxy.

                                    VALIDATION DETAILS ARE LOCATED BELOW IN
                                    THE TITLE BAR.

                                    PROXIES SUBMITTED BY THE INTERNET OR
                                    TELEPHONE MUST BE RECEIVED BY MIDNIGHT,
                                    CENTRAL DAYLIGHT SAVINGS TIME, ON APRIL 25,
                                    2008.

                                             VOTE BY INTERNET
                                             o Log on to the Internet and go
                                    [PHOTO]    to www.investorvote.com

                                             o Follow the steps outlined on
                                               the secured website.

                                             VOTE BY TELEPHONE
                                             o Call toll free 1-800-652-VOTE
                                               (8683) within the United States,
                                    [PHOTO]    Canada & Puerto Rico any time on
                                               a touch tone telephone. There is
                                               NO CHARGE to you for the call.

                                             o Follow the instructions
                                               provided by the recorded message.

Using a BLACK INK pen, mark your
        ---------
votes with an X as shown in this  [X]
example. Please do not write
outside the designated areas.

-------------------------------------------------------------------------------
                                                                         -----
ANNUAL MEETING PROXY CARD
                                                       -----------       -----
-------------------------------------------------------------------------------
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE
                                       --
PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

[A] PROPOSAL 1 -- ELECTION OF DIRECTORS (FOR TERM EXPIRING IN 2009)
The Board of Directors has proposed and recommends a vote "FOR" the following:



                                 FOR  WITHHOLD                             FOR  WITHHOLD                              FOR  WITHHOLD
01 - Colleen Conway-Welch, Ph.D. [ ]    [ ]     02 - Christopher T. Hjelm  [ ]    [ ]    03 - Anthony S. Piszel, CPA   [ ]    [ ]

04 - Suzan L. Rayner, MD         [ ]    [ ]     05 - Harry E. Rich         [ ]    [ ]    06 - John H. Short, Ph.D.     [ ]    [ ]

07 - Larry Warren                [ ]    [ ]     08 - Theodore M. Wight     [ ]    [ ]

[B] PROPOSAL 2 -- RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors has proposed and recommends a vote "FOR" the following:

                                          FOR   AGAINST ABSTAIN
Ratification of the appointment of KPMG   [ ]     [ ]     [ ]       The proxies are authorized to vote upon
LLP as RehabCare's independent                                      such other matters as may properly come
registered public accounting firm for                               before the meeting or any adjournment
the fiscal year ending December 31,                                 thereof in such manner as said proxies
2008.                                                               shall determine in their sole
                                                                    discretion.

[C] NON-VOTING ITEMS
CHANGE OF ADDRESS -- Please print new address below.

                                                                           MEETING ATTENDANCE
                                                                           Mark box to the
------------------------------------------------------------------------   right if you plan to  [ ]
                                                                           attend the Annual
------------------------------------------------------------------------   Meeting.

[D] AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

Please sign exactly as your shares are registered. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.


       Date (mm/dd/yyyy) --                       Signature 1 --                           Signature 2 --
     Please print date below.          Please keep signature within the box.   Please keep signature within the box.
------------------------------------  --------------------------------------  --------------------------------------
             /         /
------------------------------------  --------------------------------------  --------------------------------------

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE
                                       --
PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.


[REHABCARE LOGO]


-------------------------------------------------------------------------------
PROXY - REHABCARE GROUP, INC.
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints John H. Short, Ph.D. and Patricia S. Williams (or such other person as is designated by the Board of Directors of RehabCare Group, Inc. ("RehabCare")) (the "Proxies"), or either of them, with full power to act alone, true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated on the reverse side all of the shares of common stock, $0.01 par value, of RehabCare entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held on April 29, 2008 and at any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NAMED NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS REHABCARE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008.

The undersigned acknowledges receipt of the 2007 Annual Report to Stockholders and the Notice of Annual Meeting and the Proxy Statement. Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

(SEE REVERSE SIDE TO VOTE)